                                                      Registration Nos. 33-72190
                                                                        811-8166

      As filed with the Securities and Exchange Commission on May 27, 1999

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            X

                         POST-EFFECTIVE AMENDMENT NO. 12                      X
                                       AND
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       X

                              AMENDMENT NO. 13                                X

                            ESC STRATEGIC FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     3435 STELZER ROAD, COLUMBUS, OHIO 43219

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE) REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 662-8417

                             W. HOWARD CAMMACK, JR.
                    SUNTRUST EQUITABLE SECURITIES CORPORATION
                            800 NASHVILLE CITY CENTER
                                511 UNION STREET
                         NASHVILLE, TENNESSEE 37219-1743
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:

      JEFFREY L. STEELE, ESQ.                          MARTIN R. DEAN
      DECHERT PRICE & RHOADS                         BISYS FUND SERVICES
       1775 EYE STREET, N.W.                          3435 STELZER ROAD
    WASHINGTON, D.C. 20006-2401                   COLUMBUS, OHIO 43219-3035

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective: (check appropriate box)

     immediately upon filing pursuant to paragraph (b)
---
     on (date) pursuant to paragraph (b)
---
 X   60 days after filing pursuant to paragraph (a)(1)
---
     on (date) pursuant to paragraph (a)(1)
---
     75 days after filing pursuant to paragraph (a)(2)
---
     on (date) pursuant to paragraph (a)(2) of rule 485.
---

ESC STRATEGIC FUNDS, INC.




                                        ----------
                                        PROSPECTUS
                                        ----------





                                        JULY 29, 1999





                                        ESC STRATEGIC APPRECIATION FUND

                                        ESC STRATEGIC INTERNATIONAL EQUITY FUND

                                        ESC STRATEGIC SMALL CAP FUND

                                        ESC STRATEGIC SMALL CAP II FUND

                                        ESC STRATEGIC INCOME FUND





----------------------------------------
Questions?
Call 1-800-261-FUND(3863)
or your investment representative.
----------------------------------------







                                         THE SECURITIES AND EXCHANGE COMMISSION
                                         HAS NOT APPROVED OR DISAPPROVED THE
                                         SHARES DESCRIBED IN THIS PROSPECTUS OR
                                         DETERMINED WHETHER THIS PROSPECTUS IS
                                         ACCURATE OR COMPLETE. ANY
                                         REPRESENTATION TO THE CONTRARY IS A
                                         CRIMINAL OFFENSE.

TABLE OF CONTENTS

CAREFULLY REVIEW THIS IMPORTANT SECTION, WHICH SUMMARIZES EACH FUND'S INVESTMENTS, RISKS, PAST PERFORMANCE, AND FEES.

            RISK/RETURN SUMMARY AND FUND EXPENSES

                 3  ABOUT THE ESC STRATEGIC FUNDS
                 5  ESC STRATEGIC APPRECIATION FUND
                 7  ESC STRATEGIC INTERNATIONAL EQUITY FUND
                 9  ESC STRATEGIC SMALL CAP FUND
                11  ESC STRATEGIC SMALL CAP II FUND
                13  ESC STRATEGIC INCOME  FUND
                15  FUND EXPENSES

REVIEW THIS SECTION FOR INFORMATION ON INVESTMENT STRATEGIES AND THEIR RISKS.

            INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                17  ESC STRATEGIC APPRECIATION FUND
                17  ESC STRATEGIC INTERNATIONAL EQUITY FUND
                18  ESC STRATEGIC SMALL CAP FUND
                18  ESC STRATEGIC SMALL CAP II FUND
                20  ESC STRATEGIC INCOME FUND
                21  MANAGEMENT STRATEGIES

REVIEW THIS SECTION FOR DETAILS ON THE PEOPLE AND ORGANIZATIONS WHO OVERSEE THE FUNDS.

            FUND MANAGEMENT

                25  THE INVESTMENT ADVISER
                25  THE MANAGERS
                26  THE ADMINISTRATOR AND DISTRIBUTOR
                26  YEAR 2000

REVIEW THIS SECTION FOR DETAILS ON HOW SHARES ARE VALUED, HOW TO PURCHASE, SELL AND EXCHANGE SHARES, RELATED CHARGES AND PAYMENTS OF DIVIDENDS AND DISTRIBUTIONS.

            SHAREHOLDER INFORMATION

                28  PRICING OF FUND SHARES
                29  PURCHASING AND ADDING TO YOUR SHARES
                33  SELLING YOUR SHARES
                35  GENERAL POLICIES ON SELLING SHARES
                38  DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                41  DISTRIBUTION AND SERVICE (12B-1) FEES
                42  EXCHANGING YOUR SHARES
                43  DIVIDENDS, DISTRIBUTIONS AND TAXES

            FINANCIAL HIGHLIGHTS

                44

            BACK COVER

                    WHERE TO LEARN MORE ABOUT THE FUNDS

RISK/RETURN SUMMARY AND FUND EXPENSES
-------------------------------------------------------------------------------

ABOUT THE ESC STRATEGIC FUNDS

The ESC Strategic Funds is a family of mutual funds, each of which invests in a variety of securities such as stocks or bonds, in accordance with its investment policies and strategies, which are described in this Prospectus.

SunTrust Equitable Securities Corporation is the Adviser of the Funds. Each of the Funds also has one or more Managers who furnish investment advice and recommendations regarding those Funds' investments.

The following Risk/Return Summary and Fund Expenses describe each Fund's objectives, principal investment strategies, certain performance information and the Funds' expenses. Detailed descriptions of the Funds are included following the Risk/Return Summary on pages 17 - 21.

Be sure to read this Prospectus before you invest. If you would like additional information, please request a copy of the Statement of Additional Information (see back cover). For assistance regarding the Funds, we suggest you contact your financial professional, or call 1-800-261-FUND (3863).

SUMMARY OF PRINCIPAL RISKS

This summary describes certain of the principal risks that apply to the Funds. These risks can cause the value of your investment to decline. Except for Non-Diversification Risk and Equity Risk, all the risks affect each Fund to some degree. We note Funds for which a particular risk may be more prominent than for other Funds.

o MARKET RISK. This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short or longer-term periods.

o MANAGEMENT RISK. This risk is the possibility that a Fund's manager(s) may make poor choices in selecting securities and that the Fund will not perform as well as other funds.

o EQUITY RISK. (Not applicable to Income Fund) Stocks (equity securities) have no guaranteed value and their market prices can fluctuate, at times dramatically, in response to factors including market conditions, political and other events and developments affecting the particular issuer or its industry or market segments.

o SMALL CAPITALIZATION RISK. (Small Cap Fund and Small Cap II Fund) Investments in small-capitalization companies tend to be more volatile and less easily traded than investments in large-capitalization companies. In addition, small-capitalization companies may have more risk because they often have limited product lines, markets or financial resources.

o NON-DIVERSIFIED RISK. (Small Cap Fund) A Fund that is not "diversified" can invest larger proportions of its assets in a relatively small number of issuers. Factors affecting any of these issuers could have a greater adverse effect on the Fund's net asset value than if the Fund were more diversified.

o FOREIGN RISK. (International Equity Fund and Income Fund) Investments in issuers located in foreign countries may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Changes in currency rates are an additional risk of investments in foreign securities. Investments in emerging markets involve additional risks. See "Management Strategies-Emerging Market Strategy."

o INTEREST RATE RISK. (Income Fund) This is the risk that the value of a Fund's investments in income-producing or fixed-income or debt securities will decline as interest rates rise.

o CREDIT RISK. (Income Fund) This is the risk that the issuer of a security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. This risk is greater for lower rated securities.

OTHER IMPORTANT THINGS FOR YOU TO NOTE:

o There is no assurance that a Fund will achieve its investment objective.

o        You may lose money by investing in the Funds.

o An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY OF THE ESC STRATEGIC APPRECIATION FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, primarily in a diversified portfolio of common stocks and securities convertible into common stock issued by U.S. based companies. The Fund uses the Multiple Manager Strategy. See page 21.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are:
o        Equity Risk
o        Market Risk
o        Management Risk

WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:

[  ] PURSUING A LONG-TERM GOAL, SUCH AS RETIREMENT
[  ] SEEKING TO ADD A GROWTH COMPONENT TO YOUR PORTFOLIO
[  ] WILLING TO ACCEPT HIGHER RISKS OF INVESTING IN THE STOCK MARKET IN EXCHANGE
     FOR POTENTIALLY HIGHER LONG TERM RETURNS

This Fund will not be appropriate for anyone:

[  ] SEEKING REGULAR INCOME
[  ] PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
[  ] SEEKING SAFETY OF PRINCIPAL

MANAGERS
o        Westcap Investors, LLC
o        Brandes Investment Partners, L.P.
o        Atlantic Capital Management, LLC

RISK/RETURN SUMMARY AND FUND EXPENSES

The chart and table on this page show how the Appreciation Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of the risks of an investment in the Fund by showing changes in the Fund's yearly performance over the past four calendar years. The table below it compares the Fund's performance over time to that of the S&P Midcap 400 Index, an unmanaged index generally representative of the U.S. stock market, the Lipper Capital Appreciation Index, an equally weighted benchmark composed of equity mutual funds, and the S&P 500 Stock Index, an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

                        PERFORMANCE BAR CHART AND TABLE

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES

               1995          1996          1997         1998

100%
 90%
 80%
 70%
 60%
 50%
 40%
 30%
 20%
 10%           0.00%         0.00%         0.00%       0.00%

The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Of course, past performance does not indicate how the Fund will perform in the future.

Both the chart and the table assume reinvestment of dividends and distributions.

The returns for Class D shares will differ from the Class A returns shown in the bar chart because of differences in expenses of each class.

----------------------------------------------------------------------------
            Best  quarter:           Q2 1997         16.96%
            Worst quarter:           Q3 1998        -22.05%
----------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS (for the periods ending December 31, 1998)

                                    Inception Date        Past Year       Since Inception

                                    ---------------------------------------------------------
Class A
(with 4.50% front-end sales         7/6/94                _____%          _____%
charge)
---------------------------------------------------------------------------------------------
Class D
(with 1.50% front-end sales         7/6/94                _____%          _____%
charge)
---------------------------------------------------------------------------------------------

S&P MIDCAP 400 Index                                      _____%          _____%
---------------------------------------------------------------------------------------------

LIPPER CAPITAL APPRECIATION INDEX
                                                          _____%          _____%
---------------------------------------------------------------------------------------------

S&P 500 Stock Index                                       _____%          _____%
---------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY OF THE ESC STRATEGIC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests primarily in a diversified portfolio of publicly traded common stocks and securities convertible into or exchangeable for common stock of non-U.S. based companies. The Fund diversifies its investments among various non-U.S. countries. It follows the Multiple Market Strategy and Emerging Market Strategy. See page 22.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are:
o        Equity Risk
o        Market Risk
o        Management Risk
o        Foreign Risk


WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:
[  ] SEEKING INTERNATIONAL DIVERSIFICATION OF INVESTMENTS
[  ] SEEKING LONG-TERM GROWTH OF CAPITAL
[  ] WILLING TO ACCEPT THE RISKS OF PRICE AND DIVIDEND FLUCTUATIONS

This Fund will not be appropriate for anyone:

[  ] SEEKING REGULAR INCOME
[  ] PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
[  ] SEEKING SAFETY OF PRINCIPAL

MANAGER
o        Murray Johnstone International Limited

RISK/RETURN SUMMARY AND FUND EXPENSES

The chart and table on this page show how the International Equity Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of the risks of an investment in the Fund by showing changes in the Fund's yearly performance over the past four calendar years. The table below it compares the Fund's performance over time to that of the Morgan Stanley Capital International EAFE Index, an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries and the Lipper Global Fund Index, an equally weighted benchmark composed of equity mutual funds.


                      PERFORMANCE BAR CHART AND TABLE
                      -------------------------------

         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES


               1995          1996          1997         1998

100%
 90%
 80%
 70%
 60%
 50%
 40%
 30%
 20%
 10%           0.00%         0.00%         0.00%       0.00%

The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Of course, past performance does not indicate how the Fund will perform in the future.

Both the chart and the table assume reinvestment of dividends and distributions.

The returns for Class D shares will differ from the Class A returns shown in the bar chart because of differences in expenses of each class.

---------------------------------------------------------------------------
            Best  quarter:           Q4 1998        18.71%
            Worst quarter:           Q3 1998       -17.46%
---------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ending December 31, 1998)

                                    Inception Date   Past Year   Since Inception
                                    ------------------------------------------------
Class A
(with 4.50% front-end sales
charge)                             5/12/94          _____%      _____%
------------------------------------------------------------------------------------
Class D
(with 1.50% front-end sales
charge)                             5/12/94          _____%      _____%
------------------------------------------------------------------------------------

Morgan Stanley Capital
International EAFE Index                             _____%      _____%
------------------------------------------------------------------------------------

LIPPER GLOBAL FUND INDEX                             _____%      _____%
------------------------------------------------------------------------------------

RISK/RETURN SUMMARY OF THE ESC STRATEGIC SMALL CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, primarily in companies with market capitalizations under $800 million. The Manager selects equity securities of companies it believes show potentially superior prospects for growth due, for example, to promising new products, new distribution strategies, new manufacturing technologies or new management teams or management philosophy.

MARKET CAPITALIZATION is a common measure of the size of a company. It is the market price of a share of the company's stock multiplied by the number of shares that are outstanding.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are:
o        Equity Risk
o        Market Risk
o        Management Risk
o        Small Capitalization Risk
o        Non-Diversified Risk


WHO MAY WANT TO INVEST?
Consider investing in the Fund if you are:
[  ] SEEKING TO ADD A CAPITAL APPRECIATION COMPONENT TO YOUR PORTFOLIO
[  ] WILLING TO ACCEPT HIGHER RISKS ASSOCIATED WITH INVESTING IN THE SMALL
     CAPITALIZATION STOCKS IN EXCHANGE FOR POTENTIALLY HIGHER LONG-TERM RETURNS [ ] INVESTING FOR LONG-TERM GOALS, SUCH AS RETIREMENT

This Fund will not be appropriate for anyone:
[  ] PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
[  ] SEEKING SAFETY OF PRINCIPAL
[  ] SEEKING REGULAR INCOME

PLEASE NOTE: THIS FUND IS CLOSED TO NEW INVESTORS.

MANAGER
o        Equitable Asset Management, Inc.

RISK/RETURN SUMMARY AND FUND EXPENSES

The chart and table on this page show how the Small Cap Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of the risks of an investment in the Fund by showing changes in the Fund's yearly performance over the last four calendar years. The table below it compares the Fund's performance over time to that of the Russell 2000 Index, an unmanaged index of small-cap growth stocks, the NASDAQ Industrials Index, generally representative of the performance of small companies in the U.S. stock market and the Lipper Small Cap Fund Index, an equally weighted benchmark composed of equity mutual funds.

Both the chart and the table assume reinvestment of dividends and distributions.


                      PERFORMANCE BAR CHART AND TABLE
                      -------------------------------

         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES

               1995          1996          1997         1998

100%
 90%
 80%
 70%
 60%
 50%
 40%
 30%
 20%
 10%           0.00%         0.00%         0.00%       0.00%


The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Of course, past performance does not indicate how the Fund will perform in the future.

Both the chart and the table assume reinvestment of dividends and distributions.

The returns for Class D shares will differ from the Class A returns shown in the bar chart because of differences in expenses of each class.

----------------------------------------------------------------------------
            Best  quarter:           Q3 1997        19.19%
            Worst quarter:           Q3 1998       -25.92%
----------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURNS (for the periods ending December 31, 1998)

                                    Inception Date   Past Year    Since Inception
                                    -------------------------------------------------
Class A
(with 4.50% front-end sales
charge)                             6/8/94           _____%       _____%
-------------------------------------------------------------------------------------
Class D
(with 1.50% front-end sales
charge)                             6/8/94           _____%       _____%
-------------------------------------------------------------------------------------

RUSSELL 2000 INDEX                                   _____%       _____%
-------------------------------------------------------------------------------------

NASDAQ INDUSTRIALS INDEX                             _____%       _____%
-------------------------------------------------------------------------------------

LIPPER SMALL CAP FUND INDEX                          _____%       _____%
-------------------------------------------------------------------------------------

RISK/RETURN SUMMARY OF THE ESC STRATEGIC SMALL CAP II FUND (formerly ESC Strategic Growth Fund)

INVESTMENT OBJECTIVE

The Fund seeks a high level of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by normally investing primarily in equity securities of companies with market capitalizations under $800 million. In selecting securities for the Fund, the Manager employs fundamental analysis of traditional small capitalization companies it believes have prospects for rapid growth.

MARKET CAPITALIZATION is a common measure of the size of a company. It is the market price of a share of the company's stock multiplied by the number of shares that are outstanding.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are:
o        Equity Risk
o        Market Risk
o        Management Risk
o        Small Capitalization Risk

WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:
[  ] SEEKING TO ADD A CAPITAL APPRECIATION COMPONENT TO YOUR PORTFOLIO
[  ] WILLING TO ACCEPT HIGHER RISKS ASSOCIATED WITH INVESTING IN THE SMALL
     CAPITALIZATION STOCKS IN EXCHANGE FOR POTENTIALLY HIGHER LONG-TERM RETURNS [ ] INVESTING FOR LONG-TERM GOALS, SUCH AS RETIREMENT

This Fund will not be appropriate for anyone:
[  ] PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
[  ] SEEKING SAFETY OF PRINCIPAL
[  ] SEEKING REGULAR INCOME


MANAGER
o        Equitable Asset Management, Inc.

RISK/RETURN SUMMARY AND FUND EXPENSES

The chart and table on this page show how the Small Cap II Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of the risks of an investment in the Fund by showing the Fund's performance during its first full calendar year. The table below it compares the Fund's performance over time to that of the Russell 2000 Index, an unmanaged index of small-cap growth stocks and the Lipper Small Cap Fund Index, an equally weighted benchmark composed of equity mutual funds.

Both the chart and the table assume reinvestment of dividends and distributions.

                       PERFORMANCE BAR CHART AND TABLE
                       -------------------------------

                TOTAL RETURN AS OF 12/31/98 FOR CLASS A SHARES



                     1998

100%
 90%
 80%
 70%
 60%
 50%
 40%
 30%
 20%
 10%                 0.00%


The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Of course, past performance does not indicate how the Fund will perform in the future.

Both the chart and the table assume reinvestment of dividends and distributions.

The returns for Class D shares will differ from the Class A returns shown in the bar chart because of differences in expenses of each class.

 ----------------------------------------------------------------------------
             Best  quarter:           Q4 1998        17.55%
             Worst quarter:           Q3 1998       -27.76%
 ----------------------------------------------------------------------------


     AVERAGE ANNUAL TOTAL RETURNS (for the periods ending December 31, 1998)

                                           Inception Date      Past Year    Since Inception
                                           ------------------------------------------------------
Class A
(with 4.50% front-end sales charge)        1/28/97             _____%       _____%
-------------------------------------------------------------------------------------------------
Class D
(with 1.50% front-end sales charge)        1/28/97             _____%       _____%
-------------------------------------------------------------------------------------------------

RUSSELL 2000 INDEX                                             _____%       _____%
-------------------------------------------------------------------------------------------------

LIPPER SMALL CAP FUND INDEX                                    _____%       _____%
-------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY OF THE ESC STRATEGIC INCOME FUND

INVESTMENT OBJECTIVES

The Fund seeks a high level of current income with a secondary objective of total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of higher yielding, lower rated corporate, government and other debt instruments of U.S. issuers, although up to 35% of its assets may be invested in debt instruments of non-U.S. issuers. The Fund may invest up to 100% of its assets in debt securities rated below investment grade. Such debt securities are commonly known as "junk bonds." The Fund also follows the Emerging Market Strategy.
See page 22.


PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are:
o        Market Risk
o        Management Risk
o        Foreign Risk
o        Interest Rate Risk
o        Credit Risk

WHO MAY WANT TO INVEST?

Consider investing in the Fund if you:
[ ] ARE SEEKING A HIGH LEVEL OF CURRENT INCOME TOGETHER WITH TOTAL RETURNS [ ] LOOKING TO ADD A MONTHLY INCOME COMPONENT TO YOUR PORTFOLIO
[  ] WILLING TO ACCEPT THE RISKS OF PRICE AND DIVIDEND FLUCTUATIONS

This Fund will not be appropriate for anyone:

[  ] INVESTING EMERGENCY RESERVES
[  ] SEEKING THE HIGHEST ASSURANCE OF SAFETY OF PRINCIPAL

MANAGER
o        Cincinnati Asset Management, Inc.

RISK/RETURN SUMMARY AND FUND EXPENSES

The chart and table on this page show how the Income Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of the risks of an investment in the Fund by showing changes in the Fund's yearly performance over the past four calendar years. The table below it compares the Fund's performance over time to that of the Lehman Brothers High Yield Fund Index and the Lipper Global Income Fund Index, an equally weighted benchmark composed of mutual funds.

                      PERFORMANCE BAR CHART AND TABLE
                      -------------------------------

         Year-by-Year Total Returns as of 12/31 for Class A Shares


               1995          1996          1997         1998

100%
 90%
 80%
 70%
 60%
 50%
 40%
 30%
 20%
 10%           0.00%         0.00%         0.00%       0.00%

The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Of course, past performance does not indicate how the Fund will perform in the future.

Both the chart and the table assume reinvestment of dividends and distributions.

The returns for Class D shares will differ from the Class A returns shown in the bar chart because of differences in expenses of each class.

----------------------------------------------------------------------------
            Best  quarter:           Q2 1995         6.79%
            Worst quarter:           Q2 1997        -1.77%
----------------------------------------------------------------------------


    AVERAGE ANNUAL TOTAL RETURNS (for the periods ending December 31, 1998)*

                                                               Inception Date     Past Year    Since Inception
                                                               --------------------------------------------------
Class A
(with 4.50% front-end sales charge)                            5/4/94             _____%       _____%
-----------------------------------------------------------------------------------------------------------------
Class D
(with 1.50% front-end sales charge)                            5/4/94             _____%       _____%
-----------------------------------------------------------------------------------------------------------------

Lehman Brothers High Yield Fund
Index                                                                             _____%       _____%
-----------------------------------------------------------------------------------------------------------------

LIPPER GLOBAL INCOME FUND INDEX                                                   _____%       _____%
-----------------------------------------------------------------------------------------------------------------

* For current performance information, including the Fund's 30-day yield, call 1-800-261-FUND (3863).

FUND EXPENSES

FEES AND EXPENSES
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price. The fees and expenses for each Fund and Class are based upon the actual operating expenses of that Fund and Class for the fiscal year ended March 31, 1999.

The Funds' Adviser has voluntarily agreed to waive a portion of its fee with respect to certain Funds. The voluntary fee waiver will cause a Fund's return to be higher than it would otherwise be without the fee waiver.
(See the footnotes to the Fee Table below.)

                                                                    FEE TABLE
                                                                    ---------

                                    APPRECIATION       INTERNATIONAL                           SMALL CAP II
SHAREHOLDER FEES                        FUND            EQUITY FUND       SMALL CAP FUND           FUND          INCOME FUND
(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)                       Class A  Class D    Class A  Class D  Class A  Class D      Class A  Class D  Class A  Class D

Maximum Sales (Load)
  Imposed on Purchases  (as a
  Percentage of offering price)   4.50%     1.50%       4.50%    1.50%   4.50%    1.50%         4.50%   1.50%    4.50%    1.50%
----------------------------------------------------------------------------------------------------------------------------------


Maximum Deferred Sales Charge
  (Load) (as a percentage of
  offering or sale price,
  whichever is less)              None      None        None     None    None      None         None     None     None     None
----------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSE
(EXPENSE THAT ARE DEDUCTED FROM
FUND ASSETS)

Management fees(1)                1.00%     1.00%       1.00%    1.00%   1.25%     1.00%        1.00%    1.00%    1.25%    1.00%
----------------------------------------------------------------------------------------------------------------------------------

Distribution and Service
(12b-1) fees(2)                   0.25%     0.75%       0.25%    0.25%   0.25%     0.25%        0.75%    0.75%    0.75%    0.75%
----------------------------------------------------------------------------------------------------------------------------------

Other expenses(3)                 0.72%     0.72%       1.30%    1.30%   0.54%     0.54%        0.77%    0.77%    0.97%    0.97%
----------------------------------------------------------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING  EXPENSES               1.97%     2.47%       2.55%    3.05%   1.79%     2.29%        2.27%    2.77%    2.22%    2.72%
----------------------------------------------------------------------------------------------------------------------------------

FEE WAIVERS/REIMBURSEMENTS          --        --        0.05%    0.05%     --        --         0.27%    0.27%    0.22%    0.22%
----------------------------------------------------------------------------------------------------------------------------------

NET ANNUAL FUND(1)
OPERATING  EXPENSES               1.97%     2.47%       2.50%    3.00%   1.79%     2.29%        2.00%    2.50%    2.00%    2.50%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------
1 The Adviser has contractually agreed to waive a portion of its fees and/or reimburse the Funds to limit Net Annual Fund Operating Expenses to the following until at least March 31, 2000: Appreciation Fund, 2.00% (Class A) and 2.50% (Class D); International Equity Fund, 2.50% (Class A) and 3.00% (Class D); Small Cap Fund, 2.00% (Class A) and 2.50% (Class D); Small Cap II Fund, 2.00% (Class A) and 2.50% (Class D); Income Fund, 2.00% (Class A) and 2.50% (Class D). You will be notified if these waivers or reimbursements are discontinued after that date.

2 Investors should be aware that, due to the distribution fees, a long-term shareowner in a Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

3 Certain Service Organizations may receive fees from a Fund in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund shares owned by the shareholders with whom the Service Organization has a servicing relationship.

RISK/RETURN SUMMARY AND FUND EXPENSES

EXPENSE EXAMPLE

Use the table at right to compare fees and expenses with those of other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    o $10,000 investment
    o 5% annual return
    o redemption at the end of each period
    o no changes in the Fund's operating expenses
    o reinvestment of all dividends and distributions

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                    1         3         5         10
APPRECIATION FUND                  Year     Years     Years     Years

CLASS A SHARES                     $641     $1,040    $1,465    $2,642

CLASS D SHARES                     $396     $  908    $1,446    $2,914
-------------------------------- --------- --------- --------- ---------

INTERNATIONAL EQUITY FUND

CLASS A SHARES                     $692     $1,203    $1,740    $3,202

CLASS D SHARES                     $448     $1,073    $1,723    $3,461
-------------------------------- --------- --------- --------- ---------

SMALL CAP FUND

CLASS A SHARES                     $624     $  988    $1,376    $2,461

CLASS D SHARES                     $379     $  855    $1,357    $2,736
-------------------------------- --------- --------- --------- ---------

SMALL CAP II FUND

CLASS A SHARES                     $644     $1,103    $1,587    $2,918

CLASS D SHARES                     $399     $  971    $1,569    $3,184
-------------------------------- --------- --------- --------- ---------

INCOME FUND

CLASS A SHARES                     $___     $_____    $_____    $_____

CLASS D SHARES                     $___     $_____    $_____    $_____
-------------------------------- --------- --------- --------- ---------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

The following section describes the investment objectives, strategies and risks of each of the Funds. More detailed information on investments and strategies, and related risks, affecting the Funds is found in "Description of Securities and Investment Practices of the Funds" on page 25. Note also that the Adviser uses certain management strategies intended to increase the Funds' return and to lower volatility, to the extent consistent with a particular Fund's investment objective. See "Management Strategies" on page 23.


                         ESC STRATEGIC APPRECIATION FUND
-------------------------------------------------------------------------------

                   Ticker Symbol: Class A ESSAX Class D ESSDX


INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective: The Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies: The Fund invests principally in publicly traded common stocks and securities convertible into or exchangeable for common stock, primarily of U.S.-based companies. The Adviser has determined to use the Multiple Manager Strategy for this Fund because its analysis indicates that the use of several Managers will tend to reduce the risk from short-term price volatility of stocks. The Fund has authority to invest in debt securities (including U.S. Government securities, money market instruments, and investment-grade corporate obligations) where consistent with its investment objective. The Fund may also invest all or a portion of its assets in these debt securities to address adverse market conditions or for cash management, and these investments may cause to Fund to fail to achieve its investment objective. The Fund may invest in obligations that are rated BBB by Moody's Investors Service, Inc. ("Moody's") or Baa by Standard & Poor's Corporation ("S&P).

The Fund employs a defensive disciplined rebalancing process which forces the sale of over-weighted and presumably over-valued sectors and the purchase of under-weighted and presumably under-valued sectors. This process seeks to create value over time.

The Fund's Managers are Westcap Investors, LLC., Brandes Investment Partners, L.P., and Atlantic Capital Management, LLC.

Principal Risks: The principal risks of investing in the Fund are equity risk and market risk. However, other important risks are foreign risk, interest rate and credit risk, including risks related to investment in securities rated BBB or Baa by Moody's or S&P, which may be deemed to have speculative characteristics.

                     ESC STRATEGIC INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------

                   Ticker Symbol: Class A ESGAX Class D ESGDX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective: The Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies: The Fund invests in publicly traded common stocks and securities convertible into or exchangeable for common stocks. The Fund uses the Multiple Market Strategy and the Emerging Market Strategy (see "Management Strategies.) The Fund diversifies its investments across various markets, primarily outside the U.S., that have shown differing return characteristics. As a fundamental policy, under normal market conditions, the Fund will have at least 65% of its total assets invested in issuers of at least three different countries (not including the United States). In selecting investments for the Fund in mature markets, the Fund's Managers seeks smaller companies it believes have potential for above-average growth. The Fund may also invest in securities of issuers in emerging market countries. The Fund may invest in investment grade debt securities (including U.S. Government securities, money market instruments, and corporate obligations) and other asset classes that appear to offer opportunity for capital appreciation. The Fund may also invest all or a portion of its assets in these debt securities to address adverse market conditions or for cash management, and these investments may cause the Fund to fail to achieve its investment objective.

[ADD BUY-SELL CRITERIA]

The Fund's Manager is Murray Johnstone International Limited.

Principal Risks: Principal risks of investing in the Fund are equity and market risk, foreign risk, interest rate and credit risk, including risks related to investment in obligations that are rated BBB by Moody's or Baa by S&P, which may have speculative characteristics.


                          ESC STRATEGIC SMALL CAP FUND
-------------------------------------------------------------------------------

                   Ticker Symbol: Class A ESCAX Class D ESCDX





                         ESC STRATEGIC SMALL CAP II FUND
-------------------------------------------------------------------------------

                   Ticker Symbol: Class A EGRAX Class D N/A

Shares of ESC Strategic Small Cap Fund are currently available only to existing shareholders of the Fund.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective: The investment objective of each of these Funds is a high level of capital appreciation.

Principal Investment Strategies: The investment policies and strategies of each of these Funds are substantially identical, although the portfolio securities held by each Fund will differ for historical and other reasons. In particular, ESC Strategic Small Cap II Fund adopted its current name and investment policies comparable to those of ESC Strategic Small Cap Fund on January 1, 1999. Various other factors, such as timing of cash flow, and position size and availability, and the fact that ESC Strategic Small Cap Fund is non-diversified will also result in portfolio differences. In managing each Fund's portfolio, the Manager attempts to treat each Fund fairly, but there can be no assurance that any transaction for one Fund can or will be duplicated for the other Fund.

Each Fund will, under normal circumstances, invest primarily (at least 65% of total assets) in equity securities of issuers with market capitalization of $1 billion or less. As a matter of operating policy, each

Fund's investments will normally be principally in issuers with market capitalization of $800 million or less at the time of investment. Although each Fund will invest principally in common stocks, each may also invest in convertible preferred, participating preferred and preferred stocks. The Funds' equity investments may be traded on domestic or foreign securities exchanges or in over-the-counter markets. During periods of adverse market conditions, or anticipated adverse market conditions, each Fund may invest all or a portion of its assets in debt securities (including U.S. Government securities, money market instruments, and corporate obligations) that are rated A or better by Moody's or S&P or, if unrated, are deemed of comparable quality by the Manager. These investments may cause the particular Fund to fail to achieve its investment objective. Each Fund may also invest in these debt securities for cash management and liquidity purposes.

The Funds' Manager will select securities that it believes offer superior prospects for growth due, for example, to promising new products, new distribution strategies, new manufacturing technologies or new management teams or management philosophy. In the Manager's view, companies of this type tend to be responsible for technological breakthroughs and/or unique solutions to market needs. In selecting portfolio companies, the Manager considers the growth rate in earnings, financial performance, management strengths and weaknesses, and current market valuation relative to earnings growth as well as historic and comparable company valuations. The Manager also analyzes the level and nature of the company's debt, cash flow, working capital and the quality of the company's assets. Typically, companies included in the Funds' portfolios will show earnings growth exceeding 20% compared to the previous year's comparable period. Companies with excessive levels of debt will generally be avoided.

By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Manager attempts to invest in those companies that are not well followed generally by securities analysts and the financial press. Because such securities tend not to be efficiently priced, the Manager believes they offer potentially superior investment opportunities. The Manager favors common stocks of companies whose prices when purchased are between five and fifteen times projected earnings for the coming year.

Although the Funds' portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances: (a) the anticipated price appreciation has been achieved or is no longer probable; (b) the Manager's analysis indicates that the company's fundamentals may be deteriorating; (c) general market expectations regarding the company's future performance exceed those of the Managers; or (d) alternative investments, in the Manager's view, offer superior potential for appreciation.

The Funds' Manager is Equitable Asset Management, Inc. ("EAM").

Principal Risks: The principal risks of investing in these Funds are equity risk, market risk and foreign risk. Furthermore, investing in companies that are undergoing internal change may involve special risks due to the unknown effects of change.

Additionally, ESC Strategic Small Cap Fund is not a "diversified" investment company and therefore may invest substantial portions of its assets in securities of particular issuers. This exposes the Fund to greater risk of negative developments affecting such an issuer than would be the case for a diversified investment company. The Fund does intend, however, to meet the regulated investment company diversification requirements under the Internal Revenue Code of 1986.

                            ESC STRATEGIC INCOME FUND
-------------------------------------------------------------------------------

                   Ticker Symbol: Class A ESIAX Class D ESIDX


INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

Investment Objectives: The Fund's investment objective is a high level of current income, with a secondary objective of total return.

Principal Investment Strategies: The Fund invests primarily in corporate, government and other debt instruments of U.S., non-U.S. and international issuers. Under normal market conditions, at least 65% of the Fund's total assets will be invested in income-producing securities. Investments in foreign securities will be limited to 35% of its assets. Up to 100% of the Fund's assets may be invested in "junk bonds." Junk bonds are securities that are rated below investment grade -- i.e., that are rated below BBB by Moody's or below Baa by S&P -- or that, if unrated, are deemed of comparable quality. Junk bonds also include securities that are in default (rated D by S&P), although such holdings by the Fund are expected to be minimal.

In selecting debt securities for the Fund, the Fund's Manager attempts to achieve high current yield by employing a discipline that focuses on total return over a full market/economic cycle, striving to preserve capital in down markets. The Manager employs a "bottom-up" approach, identifying investment opportunities that present the most attractive value with strong prospects for income and growth. The Fund follows the Emerging Market Strategy with respect to its non-U.S. and international issuers (see "Management Strategies.")

[Add sell criteria.]


The Fund's Manager is Cincinnati Asset Management, Inc.

Principal Risks: The principal risks of investing in the Fund include interest and credit risk and foreign risk. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Junk bond investments typically have higher yields than higher rated securities. However, junk bond investments also have greater risk of untimely payment of principal and interest, as well as greater default and other risks, than higher rated.
See also "Description of Securities and Investment Practices of the Funds."

Special considerations concerning Lower-Rated Securities, Junk Bonds and Sovereign Debt: As noted, the Fund may invest without limit in medium and lower-rated securities that may be deemed to have major risk exposures in the event of adverse conditions. The Manager's determination that a particular security will be advantageous for the Fund may not be accurate. Some of these securities may be vulnerable to default and some may already be in default. Although these securities tend to be less sensitive to changes in interest rates than higher-rated securities, they are more vulnerable to economic and other conditions affecting the issuer. Moreover, the issuers of these securities are often less creditworthy and may be highly leveraged, so that they may not be able to meet their obligations on debt instruments in the event of adverse developments. These securities, moreover, may be subordinated to other obligations of the issuer, so that priority will go to making payments on the more senior obligations.

Debt securities issued by the governments of developing and emerging countries ("sovereign debt"), and payments due on these securities, are directly exposed to risks from political, social and economic changes in those countries, as well as to changes in balance of payments, interest rates, cash flow, availability of foreign exchange and size of overall debt burden. Currency fluctuations and devaluations, as well as the issuer's ability to obtain credit from international lenders, can affect the value of these securities, the value of payments on these obligations and the ability of the obligor to pay. The Fund may have limited recourse against a foreign sovereign in the event of default. Holders of these securities may also be asked to participate in restructurings under arrangements that are likely to be less favorable to the Fund than its original investment. Adverse developments may make the government unable or unwilling to meet its obligations to pay interest and principal in full, in a timely manner, or at all. See "Management Strategies -- Emerging Market Strategy" for more discussion of risks in these countries.

Additionally, secondary markets for lower rated securities are less liquid than for higher rated securities, so it may be difficult for the Fund to dispose of these securities or to sell them at a favorable price. The limited market may also make it difficult for the Fund to obtain accurate prices on its portfolio securities from time to time, which may require pricing judgements to be made by the Company's board of directors. See the SAI for a fuller discussion of lower-rated and sovereign debt securities.

MANAGEMENT STRATEGIES

The Adviser uses the following strategies in an effort to increase the return of the Funds and to lower their volatility, to the extent consistent with the objectives of each Fund.

Multiple Manager Strategy. The Adviser expects to use the Multiple Manager Strategy for certain of the Funds from time to time when such strategy appears advisable for the particular Fund. Under this strategy, the Adviser allocates portions of a Fund's assets among multiple specialist managers with superior performance records that have dissimilar investment styles and security selection disciplines. The Adviser monitors the performance of both the total Fund portfolio and of each Manager. From time to time the Adviser will reallocate Fund assets among individual Managers, or recommend that particular Managers be hired or terminated, when the Adviser believes the action is appropriate to achieve the overall objectives of the particular Fund. The Adviser intends to recommend reallocations if, under the Adviser's strategic analysis, a Manager's allocation becomes over-weighted through extended appreciation and so that undervalued securities and management styles receive additional allocations. Under certain circumstances, when deemed in the best interests of a Fund and its shareholders, the Adviser may recommend that a Manager's allocation be set temporarily at zero.

The Multiple Manager Strategy is based on analysis of performance of investment managers which indicates that even highly successful investment managers experience variations in performance which may be caused by factors or conditions that affect the particular universe of securities emphasized by that investment manager or otherwise impact his particular investment style. By recognizing the effect of these factors on particular Managers, the Adviser can reallocate or rebalance the assets of a Fund among Managers from time to time to provide a more favorable risk/reward relationship. As a result of this strategy, the Adviser hopes both to increase the prospects for investment return and to reduce market risk.

To the extent the Adviser is successful in (a) identifying and retaining Managers who have achieved superior investment records and have appropriately divergent investment styles, (b) monitoring Managers' performance and adherence to stated styles, and (c) strategically allocating Fund assets among multiple Managers, over time the Adviser believes the Funds with multiple Managers may achieve a better rate of return with lower volatility than would typically be expected of any one management style.

The Adviser selects Managers based on the continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to specific investment styles. While superior performance is regarded as the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Managers, and the Adviser does not anticipate frequent changes in Managers. Criteria for employment of Managers include, but are not limited to, the following:

(1) Managers must display discipline and thoroughness in pursuit of stated investment objectives.

(2) Managers must maintain over time consistently above-average performance. Most importantly, Managers must display an ability to conserve values in down markets.

(3) Managers must demonstrate a high level of service and responsibility to clients. The Adviser monitors continually the performance of Managers as well as management firm staffs and organizations to assess overall competence.

The Company has received an exemptive order (the "Order") from the Securities and Exchange Commission that permits the Adviser, subject to certain conditions to retain new Managers (except a Manager affiliated with the Adviser) without shareholder approval of the contracts with those Managers. Within 60 days of retaining a new Manager, shareholders of any affected Fund will receive information similar to what would have been provided in a proxy statement, except for fees to be paid to the Manager. The Order relieves the Funds from requirements to disclose fees paid to individual Managers (except Managers affiliated with the Adviser, such as EAM) in the prospectus and other documents. Aggregate advisory fees paid by each Fund, aggregate fees paid to Managers of each Fund, fees retained by the Adviser with respect to each Fund and fees paid to Managers affiliated with the Adviser will be disclosed.

From time to time, the Adviser may recommend that the services of a Manager be terminated. The criteria for termination may include, but are not limited to, the following:

(1) Departure of key personnel from the Manager's firm.

(2) Acquisition of the Manger by a third party.

(3) Change in or departure from investment style.

(4) Inadequate investment process which could result in inconsistent security selection.

Multiple Asset Strategy. In the Adviser's view, approximately 94% of return variability among investment portfolios is attributable to asset allocation. Therefore, short-term risk of price volatility associated with equity investments should be reduced by broad representation in asset groups that historically have lower market risk than equities--principally fixed income securities.

Multiple Market Strategy. For certain Funds, the Adviser will seek to reduce market risk through exposure to international markets which, as a group, have exhibited counter-cyclical characteristics compared to U.S. markets. The U.S. equity market capitalization currently represents approximately 43% of global equity market capitalization. Additional return benefits may be achieved by the broader security selection available in international markets.

Emerging Company/Mature Market Strategy. When a Fund invests in mature markets, the Adviser will seek above-average return by allocating assets to Managers that invest in companies (a) with earnings growth that exceeds that of the economy,
(b) that have a market capitalization less than the average for that market, and
(c) that are under-recognized by investors. The Adviser's analysis indicates that, over time, such stocks tend to outperform larger capitalization indices and are less subject to macro-economic, cyclical forces.

Emerging Market Strategy. The Adviser may seek to enhance investment return for ESC Strategic International Equity Fund and ESC Strategic Income Fund through investing in emerging markets that are exhibiting or are in the early stages of exhibiting very high economic growth rates relative to countries in the Organization for European Community Development ("OECD"). An emerging market may be defined as any country considered to be emerging or developing by the World Bank or the United Nations. Currently, the Adviser anticipates emphasis, for Funds using this strategy, in Latin America (Argentina, Brazil, Chile, Columbia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela) and Asia (China, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri

Lanka, Taiwan and Thailand). It is anticipated that countries in Southern and Eastern Europe, the Mid-East and Africa will be added to this list.

Investment in emerging market countries presents risk in greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds' investments.

DESCRIPTION OF SECURITIES AND
INVESTMENT PRACTICES OF THE FUNDS

This section describes certain securities in which the Funds may invest, as well as certain investment practices of the Funds. These and other securities and practices are described more fully in the SAI.

All Funds may invest or engage in:

o Obligations of the U.S. government, its agencies and instrumentalities -- some of these obligations may be backed by the full faith and credit of the U.S. Treasury, while others may have lesser backing.

o Dollar-denominated obligations of U.S. or foreign banks with over $1 billion in total assets at the time of investment by a Fund. U.S. banks must additionally be Federal Reserve System members, or must be examined by the Controller of the Currency or have deposits insured by the Federal Deposit Insurance Corporation.

o    Commercial paper.

o    Corporate debt obligations.

o    Variable and floating rate master demand notes.

o Foreign securities, including U.S. dollar- or foreign-currency denominated corporate securities, sponsored or unsponsored depository receipts related to those securities, foreign bank securities, and foreign government and international agency securities. Investments in foreign securities involve higher costs and risks that are different from investments in U.S. securities. These risks come from differences in securities markets, tax policies, the level of government regulation, disclosure and accounting standards, and from currency fluctuations. There is also risk of negative government actions and from political and social unrest. For unsponsored depository receipts, a Fund may not receive full or timely information regarding the securities, there may be delays in the Fund's receipts of dividends and other payments, and it may bear more costs than for a sponsored depository receipt. Emerging market investments involve additional risks. See "Management Strategies-Emerging Market Strategy."

o Hedging transactions, including forward foreign currency transactions, and futures and options transactions. Hedging transactions are designed to offset negative movements in the markets for certain currencies or securities. The Managers are not obliged to enter into hedging transactions, and hedging transactions do not always achieve their desired purpose. They can also cause a Fund to lose money or to fail to get the benefit of a gain if, for example, the markets move in an unanticipated direction or if the Fund cannot close out of a position.

o    Repurchase agreements

o Loans of portfolio securities. A Fund may lend its portfolio securities worth up to one-third of its total assets to brokers, dealers and other financial institutions. Loans are subject to certain conditions, and must be fully collateralized throughout their term. These loans involve risk to the extent the borrower defaults on its obligations.

ESC Strategic Income Fund may invest in:

o Securities on a "when-issued" or forward commitment basis, where the purchase price is fixed on a contract date for securities to be paid for and delivered at a later date beyond the customary settlement time. The Fund must maintain a segregated account of liquid assets to meet this commitment, and risks loss if the price of the security declines before the settlement date

o Mortgage-related securities, including mortgage pass-through securities issued by U.S. Government-backed entities or by commercial firms, Collateralized Mortgage Obligations ("CMOs") issued by government and non-government entities, and Stripped Mortgage-Backed Securities ("SMBS"). Mortgage pass-through securities are subject to prepayment risk. Although the value of these securities, like other interest-bearing securities, tend to vary inversely with interest rates, if interest rates decline, the value of mortgage pass-through securities with a prepayment feature does not increase as much as other income securities. Increase in interest rates tends to lengthen the term of mortgage pass-through securities, which can cause the average portfolio maturity and duration of the Fund to increase. CMOs are structured securities collateralized by whole mortgage loans or pools of mortgage pass-through securities. The various classes of CMOs have different maturities, with payments of principal and interest going first to the holders of the shortest maturity class. SMBS generally have two classes: an "IO" class, which entitles holders to distributions consisting solely of interest payments from the underlying obligation; and a "PO" class, on which holders receive distributions based solely on principal payments from the underlying assets.

o    Other asset-backed securities, based on other types of pooled obligations.

o Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities). These securities may be more speculative than securities which pay income periodically and in cash. Further, the Fund is required to accrue and pay out annually to shareholders its anticipated earnings on these securities prior to its actual receipt of those earnings.

FUND MANAGEMENT
-------------------------------------------------------------------------------

THE INVESTMENT ADVISER

SunTrust Equitable Securities ("STES" or the "Adviser"), 800 Nashville City Center,, Nashville, Tennessee 37219-1743 is the adviser for the Funds. STES, a wholly-owned subsidiary of SunTrust Banks, Inc., was founded in 1930 and manages more than $1.5 billion in assets.

W. Howard Cammack, Jr. has primary responsibility for the Adviser's advice to the Funds. Mr. Cammack joined the Adviser in 1979. He is presently a Director of the Company, is head of the Adviser's Investment Advisory Group, and is a member of the Board of Directors of the Adviser, Equitable Trust Company, and Equitable Asset Management, Inc.

For these advisory services, the Funds paid as follows during their fiscal year ended 3/31/99:

------------------------------------------------------- --------------------------
                                                          PERCENTAGE OF AVERAGE
                                                         NET ASSETS AS OF 3/31/99
------------------------------------------------------- --------------------------
ESC Strategic Appreciation Fund                                   1.00%

------------------------------------------------------- --------------------------
ESC Strategic International Equity Fund                           1.00%

------------------------------------------------------- --------------------------
ESC Strategic Small Cap Fund                                      1.00%

------------------------------------------------------- --------------------------
ESC Strategic Small Cap II Fund                                   0.75%*

------------------------------------------------------- --------------------------
ESC Strategic Income Fund                                         1.00%

------------------------------------------------------- --------------------------

* The Adviser waived a portion of its contractual fees for the most recent fiscal year. Contractual fees without waivers would be 1.25%.

THE  MANAGERS

Equitable Asset Management, Inc. ("EAM"), located at 800 Nashville City Center,, Nashville, Tennessee, is Manager to the ESC Strategic Small Cap Fund and the ESC Strategic Small Cap II Fund. EAM, an affiliate of the Adviser, was formed in 1988. Frank D. Inman, a Director of EAM, has primary investment responsibility for management of the Small Cap and Small Cap II Funds. Mr. Inman has twenty years of investment experience.

Westcap Investors, LLC, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles

California, 90025, is part of the advisory group responsible for the management of the ESC Strategic Appreciation Fund.


Brandes Investment Partners, L.P., located at 12750 High Bluff Drive, San Diego, California 92130, is part of the advisory group responsible for management of the ESC Strategic Appreciation Fund. Brandes has been providing investment advisory services since 1974.

Atlantic Capital Management, LLC, located at 909 East Main Street, Richmond, Virginia 23219, is also part of the advisory group responsible for management of the ESC Strategic Appreciation Fund. Atlantic Capital was organized in 1982 as Scott & Stringfellow Capital Management, Inc. and reorganized under its present name in February, 1998.

Murray Johnstone International Limited, located at 11 West Nile Street, Glasgow, Scotland G1 2PX, is primarily responsible for the daily management of the ESC Strategic International Equity Fund. Organized in 1989, the firm is a wholly-owned subsidiary of the Murray Johnstone Group, whose origin goes back to 1907.

Cincinnati Asset Management, Inc., located at 11300 Cornell Park Drive, Cincinnati, Ohio 45242, is responsible for the daily management of the ESC Strategic Income Fund. The firm, organized in 1989 and majority owned by its chief executive officer, William S. Sloneker and family members, provides services to insurance companies, pension plans, other institutional investors and individuals.

THE ADMINISTRATOR AND DISTRIBUTOR

BISYS Fund Services, Limited Partnership ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator and distributor.

The Statement of Additional Information ("SAI") has more detailed information about the Adviser and other service providers.

YEAR 2000

Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser and the Funds' other service providers do not properly process and calculate date-related information for the year 2000 and beyond. In addition, Year 2000 issues may adversely affect companies in which the Funds invest where, for example, such companies incur substantial costs to address Year 2000 issues or suffer losses caused by the failure to adequately or timely do so. These risks may be heightened by the Funds' investments in foreign securities.

The Funds have been assured that the Adviser, the Managers, and the Funds' other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Custodian and Distributor) have developed and are implementing clearly defined and documented plans intended to minimize risks to services critical to the Funds' operations associated with Year 2000 issues. Internal efforts include a commitment to dedicate adequate staff and funding to identify and remedy Year 2000 issues, and specific actions such as inventorying software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems, and retesting for Year 2000 readiness. The Funds' Adviser and service providers are likewise seeking assurances from their respective vendors and suppliers that such entities are addressing any Year 2000 issues, and each provider intends to engage, where appropriate, in private and industry or "streetwide" interface testing of systems for Year 2000 readiness.

In the event that any systems upon which the Fund is dependent are not Year 2000 ready by December 31, 1999, administrative errors and account maintenance failures would likely occur. While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the Adviser or the Funds' service providers cannot be accurately assessed at this time, the Fund currently has no reason to believe that the Year 2000 plans of the Adviser and the Funds' service providers will not be completed by December 31, 1999, or that the anticipated costs associated with full implementation of their plans will have a material adverse impact on either their business operations or financial condition or those of the Funds. The Funds and the Adviser will continue to closely monitor developments relating to this issue, including development by the Adviser and the Funds' service providers of contingency plans for providing back-up computer services in the event of a systems failure or the inability of any provider to achieve Year 2000 readiness. Separately, the Adviser will monitor potential investment risk related to Year 2000 issues.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

PRICING OF FUND SHARES


HOW NAV IS CALCULATED

The NAV is calculated by adding the total value of each Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:


                                      NAV =

                           Total Assets - Liabilities
                                Number of Shares
                                   Outstanding

1. The NAV will be calculated separately for Class A and Class D shares.

2. You can find most Funds' NAV daily in The Wall Street Journal and other newspapers.

Per share net asset value (NAV) for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange is open.

Some of the Funds invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares. As a result, a Fund's NAV may change on days when shareholders will be unable to purchase or redeem the Funds' shares.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund less any applicable sales charge as noted in the section on "Distribution Arrangements/Sales Charges." This is what is known as the offering price.

Each Fund's securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by methods approved by the Fund's Directors.

After the pricing of a foreign security has been established, if an event occurs which would likely cause the value to change, the value of the foreign security may be priced at fair value as determined in good faith by or at the direction of the Funds' Directors.

SHAREHOLDER INFORMATION


PURCHASING AND ADDING TO YOUR SHARES

You may purchase Funds through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests.
Consult your investment representative or institution for specific information.

  ACCOUNT TYPE                   MINIMUM                  MINIMUM
                            INITIAL INVESTMENT     SUBSEQUENT INVESTMENT

  Regular
  (non-retirement)               $ 1,000                   $ 50
  -------------------------------------------------------------------------
  Retirement (IRA)*              $ 500                     $ 50
  -------------------------------------------------------------------------
  Automatic Investment
  Plan                           $ 1,000                   $ 50
  -------------------------------------------------------------------------

*An IRA account is subject to a $12 annual maintenance fee. No fee is charged on subsequent IRA accounts that are opened under the same tax identification number.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

A Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

SHAREHOLDER INFORMATION

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY REGULAR MAIL

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

Initial Investment:

1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check, bank draft or money order payable to "ESC Strategic Funds, Inc." Also include the name of the appropriate Fund(s) on the check.

3.   Mail to: ESC Strategic Funds, Inc., P.O. Box 182487,
     Columbus, OH 43218-2487
     If by overnight service, send to: ESC Strategic Funds, Inc., c/o BISYS Fund Services, Attn: T.A.
     Operations, 3435 Stelzer Road, Columbus, OH  43219.

Subsequent Investments:
1.   Use the investment slip attached to your account statement.
     Or, if unavailable,

2.   Provide the following information:
     o    Fund name
     o    Share class
     o    Amount invested
     o    Account name
     o    Account number
     Include your account number on your check.

3. Mail to: ESC Strategic Funds, Inc., P.O. Box 182487, Columbus, OH 43218-2487

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-800-261-FUND (3863). Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-261-FUND (3863) to arrange a transfer from your bank account.

SHAREHOLDER INFORMATION

                                            ELECTRONIC VS. WIRE TRANSFER

                                            Wire transfers allow financial
                                            institutions to send funds to each
                                            other, almost instantaneously. With
                                            an electronic purchase or sale, the
                                            transaction is made through the
                                            Automated Clearing House (ACH) and
                                            may take up to eight days to clear.
                                            There is generally no fee for ACH
                                            transactions.



BY WIRE TRANSFER

Please phone the Funds at 1-800-261-FUND (3863) for instructions on opening an account or purchasing additional shares by wire transfer.

NOTE: YOUR BANK MAY CHARGE A WIRE TRANSFER FEE.

-------------------------------------------------------------------------------
You can add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time with 60 days notice.
-------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $50, once you've invested the $1,000 minimum required to open the account.

To invest regularly from your bank account:

     o Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:
     o     Your bank name, address and account number
     o     The amount you wish to invest automatically (minimum $50)
     o How often you want to invest (every month, 4 times a year, twice a year or once a year)
     o     Attach a voided personal check.

To invest regularly from your paycheck or government check:
Call 1-800-261-FUND (3863) for an enrollment form.

SHAREHOLDER INFORMATION


SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares" below.


WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

INSTRUCTIONS FOR SELLING SHARES

If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

By telephone                           1. Call 1-800-261-FUND (3863) with instructions as to how you
(unless you have declined              wish to receive your funds (mail, wire, electronic transfer).
telephone sales privileges)            (See "General Policies on Selling Shares--Verifying Telephone
                                       Redemptions" below)
-------------------------------------- ---------------------------------------------------------------------
By mail                                1. Call 1-800-261-FUND (3863) to request redemption forms or write a letter of instruction indicating:
                                       o your Fund and account number
                                       o amount you wish to redeem
                                       o address where your check should be sent
                                       o account owner signature

                                       2. Mail to:
                                       ESC Strategic Funds, Inc.
                                       P.O. Box 182487
                                       Columbus, OH 43218-2487
-------------------------------------- ---------------------------------------------------------------------
By overnight service                   See instruction 1 above.
(See "General Policies on              2. Send to
Selling Shares--Redemptions in         ESC Strategic Funds, Inc.
Writing Required" below)               co/BISYS Fund Services
                                       Attn: T.A. Operations
                                       3435 Stelzer Road
                                       Columbus, OH 43219

SHAREHOLDER INFORMATION


SELLING YOUR SHARES - CONTINUED

Wire transfer
You must indicate this option on
your application.

Call 1-800-261-FUND (3863)  to request a wire transfer.

If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

The Fund may charge a wire transfer fee. Note: Your financial institution may also charge a separate fee.

Electronic Redemptions

Call 1-800-261-FUND (3863)  to request an electronic redemption.

Your bank must participate in
the Automated Clearing House
(ACH) and must be a U.S. bank.

If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 8 days.

Your bank may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The maximum annual payment is 12% of the account value at the time of the election. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date you select. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. You may request that these payments be sent to a predesignated bank or another designated party. To activate this feature:

o Make sure you've checked the appropriate box on the Account Application. Or call 1-800- 261-FUND (3863).
o    Include a voided personal check.
o    Your account must have a value of $12,000 or more to start withdrawals.
     If the value of your account falls below $500 due to withdrawals, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

SHAREHOLDER INFORMATION

GENERAL POLICIES ON SELLING SHARES

Shareholders may redeem their shares, in whole or in part, on any business day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the Funds.

REDEMPTION METHODS

THROUGH AN AUTHORIZED BROKER, INVESTMENT ADVISER OR SERVICE ORGANIZATIONS
You should contact your broker, investment adviser or Service Organization and provide instructions to redeem shares. These organizations are responsible for the prompt transmission of orders. The broker will contact the Funds and place a redemption trade. The broker may charge a fee for this service.

BY MAIL

Shareholders may redeem shares by sending a letter directly to the Funds. To be accepted, a letter requesting redemption must include:

     a) the Fund name, class of shares and account registration from which shares are being redeemed;
     b)       the account number;
     c)       the amount to be redeemed
     d)       the signatures of all registered owners; and
     e) if the redemption request is to be sent to someone other than the registered address, a signature guarantee is necessary by any eligible guarantor institution including members of national securities exchanges, commercial banks or trust and savings associations.

BY TELEPHONE

Shareholders may redeem shares by calling the Funds at 1-800-261-FUND (3863). Be prepared to give the telephone representative the following information:

     a) the account number, social security number and account registration;
     b) the name of the class and the Fund from which shares are being redeemed; and
     c)       the amount to be redeemed.

Telephone redemptions are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application or on the Optional Services Form. The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. Telephone redemption and telephone exchange will be suspended for a period of 10 days following a telephonic address change.

SHAREHOLDER INFORMATION

BY WIRE
Shareholders may redeem shares by contacting the Funds by mail or telephone and instructing the Funds to send a wire transmission to the shareholder's bank.

The shareholder's instructions should include:

     a) the account number, social security number and account registration;
     b) the name of the class (if applicable) and the Fund from which shares are being redeemed; and
     c)       the amount to be redeemed.

Wire redemptions can be made only if the "yes" box has been checked on the shareholder's Purchase Application, and a copy is attached of a void check on an account where proceeds are to be wired. The bank may charge a fee for receiving a wire payment on behalf of its customer.


SIGNATURE GUARANTEES
To protect shareholder accounts, the Funds and the Administrator from fraud, signature guarantees are required to enable the Funds to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, (2) a redemption of $25,000 or more, and (3) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Funds at 1-800-261-FUND (3863) for further details.

SHAREHOLDER INFORMATION

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT
When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares through wire transfers of Federal funds.

REFUSAL OF REDEMPTION REQUEST
Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

REDEMPTION IN KIND
All redemptions of shares of the Funds shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have a Fund make payment, in whole or in part, in readily marketable securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued generally in the same manner as the securities of that Fund are valued generally. If the recipient were to sell such securities, he or she would incur brokerage charges.

The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

REDEMPTION OF SMALL ACCOUNTS
Due to the disproportionately higher cost of servicing small accounts, the Funds reserve the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder (not by market action) to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500, the account will not be redeemed.

SHAREHOLDER INFORMATION


DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Fund and ways to qualify for reduced sales charges.

-------------------------------------- ------------------------------------ -----------------------------------
                                       CLASS A                              CLASS D
-------------------------------------- ------------------------------------ -----------------------------------
Sales Charge (Load)                    Higher front-end sales               Lower front-end sales
                                       charge than Class D;                 charge than Class A.
                                       reduced sales charges
                                       available .
-------------------------------------- ------------------------------------ -----------------------------------
Distribution and Service               Subject to annual                    Subject to annual
(12b-1) Fee                            distribution and                     distribution and
                                       shareholder servicing fees           shareholder servicing fees
                                       of up to 0.25% of the                of up to 0.75% of the
                                       Fund's assets.                       Fund's assets.
-------------------------------------- ------------------------------------ -----------------------------------
Fund Expenses                          Lower annual expenses than           Higher annual expenses than
                                       Class D shares.                      Class A shares.
-------------------------------------- ------------------------------------ -----------------------------------

SHAREHOLDER INFORMATION

CALCULATION OF SALES CHARGES

Class A Shares and Class D Shares

Class A and Class D shares are each sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge rates are as follows:

FOR CLASS A SHARES

                                               SALES CHARGE           SALES CHARGE
                                                AS A % OF               AS A % OF
            YOUR INVESTMENT                   OFFERING PRICE         YOUR INVESTMENT
----------------------------------------- ----------------------- ----------------------
Up to $100,000                                    4.50%                   4.71%
----------------------------------------- ----------------------- ----------------------
$100,000 up to $249,999                           3.50%                   3.63%
----------------------------------------- ----------------------- ----------------------
$250,000 up to $499,999                           2.50%                   2.56%
----------------------------------------- ----------------------- ----------------------
$500,000 up to $999,999                           2.00%                   2.04%
----------------------------------------- ----------------------- ----------------------
$1,000,000 and above(1)                            None                    None
----------------------------------------- ----------------------- ----------------------


FOR CLASS D SHARES

                                               SALES CHARGE           SALES CHARGE
                                                AS A % OF               AS A % OF
            YOUR INVESTMENT                   OFFERING PRICE         YOUR INVESTMENT
----------------------------------------- ----------------------- ----------------------
Up to $999,999                                    1.50%                   1.52%
----------------------------------------- ----------------------- ----------------------
$1,000,000 and above(1)                            None                    None
----------------------------------------- ----------------------- ----------------------


-----------------------
1 There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions.

SHAREHOLDER INFORMATION

SALES CHARGE REDUCTIONS
Reduced sales charges for Class A shares are available to shareholders with investments of $100,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

o Letter of Intent. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

o Rights of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

o Combination Privilege. Combine accounts of multiple Funds or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

SALES CHARGE WAIVERS

CLASS A SHARES

The following qualify for waivers of sales charges:

o Shares purchased by investment representatives through asset allocation or fee-based investment products or accounts.

o Shares purchased with the proceeds from redemptions from another mutual fund complex that were originally purchased with a front-end sales charge.

o Shares purchased for trust or other advisory accounts established with the Adviser or its affiliates or a Manager.

o Shares purchased by directors, officers, employees, and family members of the Funds, the Adviser, a Manager, or BISYS, and their affiliates and any organization that provides services to the Funds.

o Shares purchased by representatives of selling brokers and members of their immediate families.

o Shares purchased by bank trust departments, acting on behalf of one or more clients, with shares having an aggregate value equal to or exceeding $200,000.

o Shares purchased with proceeds of a distribution from a trust, investment management or other fiduciary account management by the Adviser or a Manager.

o Shares purchased for retirement accounts or plans (or monies from retirement accounts or plans) for which there is a written service agreement between the Funds and the Plan Sponsor, so long as such shares are purchased through BISYS.

SHAREHOLDER INFORMATION


REINSTATEMENT PRIVILEGE

If you have sold Class A or D shares and decide to reinvest in the Fund within a 30 day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must reinvest in the same Fund, same class and the same account. Please note that a redemption is a taxable transaction and gain may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised.


DISTRIBUTION AND SERVICE (12B-1) FEES

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment. Class A shares and Class D shares pay 12b-1 fees of up to 0.25% and 0.75%, respectively, of the average daily net assets of a Fund.

Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

SHAREHOLDER INFORMATION


EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the same class of another ESC Strategic Fund, usually without paying additional sales charges (see "Notes" below). No transaction fees are charged for exchanges.

The minimum amount for an initial exchange is $2,000. Exchanges from one Fund to another are taxable.

INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to ESC Strategic Funds, Inc., P.O. Box 182487, Columbus OH 43218-2487, or by calling 1-800-261-FUND (3863).
Please provide the following information:
     o    Your name and telephone number
     o    The exact name on your account and account number
     o    Taxpayer identification number (usually your Social Security number)
     o Dollar value or number of shares to be exchanged o The name of the Fund from which the exchange is to be made
     o    The name of the Fund into which the exchange is being made.
     o    The signatures of all registered owners or authorized parties.

See "Selling your Shares" for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to four substantive exchanges during any calendar year.

-------------------------------------------------------------------------------

AUTOMATIC EXCHANGES

You can use the Funds' Automatic Exchange feature to purchase shares of the Funds at regular intervals through regular, automatic redemptions. To participate in the Automatic Exchange:

o    Complete the appropriate section of the Account Application.
o Make a minimum initial purchase of $5,000 and maintain a minimum account balance of $1,000.
o Make monthly, quarterly, semi-annual or annual exchanges of a stated amount of no less than $100.

To change the Automatic Exchange instructions or to discontinue the feature, you must send a written request to ESC Strategic Funds, Inc., P.O. Box 182487, Columbus, Ohio 43218-2487.

NOTES ON EXCHANGES

You may not exchange shares of a class of another Fund that is not qualified for sale in the state of the your residence.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time without notice to shareholders.

Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

SHAREHOLDER INFORMATION


DIVIDENDS, DISTRIBUTIONS AND TAXES

Any income a Fund receives is paid out, less expenses, to its shareholders as dividends. Income dividends on the ESC Strategic Appreciation Fund, ESC Strategic International Equity Fund, ESC Strategic Small Cap Fund and ESC Strategic Small Cap II Fund are at least paid annually. Dividends on the ESC Strategic Income Fund are paid monthly. Capital gains for all Funds are distributed at least annually.

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A shares than for Class D, because Class A shares have lower distribution expenses.

An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

Dividends are taxable as ordinary income. Taxes on capital gains by the Funds will vary with the length of time the Fund has held the security - not how long you have invested in the Fund.

Some dividends are taxable in the year in which they are declared, even if they are paid and/or appear on your account statement the following year. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

You will be notified in January each year about the federal tax status of distributions made by a Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.


Avoid 31% Tax Withholding

The Funds are required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A TAXABLE DISTRIBUTION.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUNDS' FINANCIAL PERFORMANCE FOR THE PAST 5 YEARS [OR, IF SHORTER, THE PERIOD OF THE FUNDS' OPERATIONS]. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED [OR LOST] ON AN INVESTMENT IN THE FUNDS (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, ARE INCLUDED IN THE ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST.



INSERT PAST 5 YEARS'
FINANCIAL HIGHLIGHTS
FROM ANNUAL REPORT.



APPRECIATION FUND FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND FINANCIAL HIGHLIGHTS

SMALL CAP FUND FINANCIAL HIGHLIGHTS

SMALL CAP II FUND FINANCIAL HIGHLIGHTS

INCOME FUND FINANCIAL HIGHLIGHTS

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF ANNUAL/SEMI-ANNUAL REPORTS AND THE SAI OF THE ESC STRATEGIC FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING A BROKER THAT SELLS THE FUNDS. OR CONTACT THE FUNDS AT:


                            ESC STRATEGIC FUNDS, INC,
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                        TELEPHONE: 1-800-261-FUND (3863)


You can review the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

   o For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.
   o   Free from the Commission's Website at http://www.sec.gov.








   Investment Company Act file no. 811-8166.

                            ESC STRATEGIC FUNDS, INC.
                                 (THE "COMPANY")
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-8001
              GENERAL AND ACCOUNT INFORMATION: (800) 261-FUND(3863)

                        SUNTRUST EQUITABLE SECURITIES --
                               INVESTMENT ADVISER

               BISYS FUND SERVICES--ADMINISTRATOR AND DISTRIBUTOR

                       STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information ("SAI") describes the five funds (the "Funds") advised by SunTrust Equitable Securities (the "Adviser"). The Funds are:


     - ESC Strategic Appreciation Fund
     - ESC Strategic International Equity Fund
     - ESC Strategic Small Cap Fund*
     - ESC Strategic Small Cap II Fund**
     - ESC Strategic Income Fund


     Each Fund has distinct investment objectives and policies and several of the Funds have one or more Managers. See "Management." Shares of the Funds are sold to the public by the Distributor as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Adviser or its affiliates.

     The Company is offering an indefinite number of shares of each class of each Fund.

     This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Funds dated July 29, 1999, as supplemented from time to time (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address and information numbers printed above.

July 29, 1999.

----------


* Currently, shares of the Small Cap Fund are available only to existing shareholders of that Fund.
**   Formerly, ESC Strategic Growth Fund

                                TABLE OF CONTENTS


                                                                                                      PAGE
                                                                                                      ----
INVESTMENT POLICIES                                                                                    4
     Bank Obligations                                                                                  4
     Commercial Paper                                                                                  4
     Corporate Debt Securities                                                                         4
     Repurchase Agreements                                                                             4
     Variable and Floating Rate Demand and Master Demand Notes                                         5
     Inverse Floaters                                                                                  5
     Loans of Portfolio Securities                                                                     5
     Foreign Securities                                                                                5
     Special Considerations Concerning Emerging Markets                                                7
     Forward Foreign Currency Exchange Contracts                                                       7
     Lower Rated and Non-Investment Grade Securities and Sovereign Debt Obligations                    7
     Municipal Lease Obligations                                                                      11
     Short Sales                                                                                      11
     Risks of Illiquid Securities                                                                     11
     Forward Commitments and When-Issued Securities                                                   11
     Currency Risk                                                                                    12
     Foreign Currency Options                                                                         12
     Interest Rate Futures Contracts                                                                  12
     Stock Index Futures Contracts                                                                    13
     Option Writing and Purchasing                                                                    13
     Options on Futures Contracts                                                                     14
     Risks of Options Transactions                                                                    15
     Risks of Futures and Related Options Transactions                                                15
     Limitations on Futures Contracts and Options on Futures Contracts                                16
     Brady Bonds                                                                                      16
     Warrants and Rights                                                                              17
     Investment Companies and Investment Funds                                                        17
     Mortgage-Related Securities                                                                      17
     Parallel Pay Securities; PAC Bonds                                                               19
     Mortgage-Backed Security Rolls                                                                   20
     Other Asset-Backed Securities                                                                    20
     Structured Investments                                                                           21
     Structured Notes                                                                                 21
     Swaps                                                                                            22
     Zero Coupon Securities and Deferred Interest Obligations                                         22
     Custodial Receipts                                                                               23
     Loan Participations                                                                              23
     Pay-In-Kind Bonds                                                                                24
     Trade Claims                                                                                     24
     Equity-Linked Securities                                                                         24
     Arbitrage                                                                                        26
     Foreign Index-Linked Instruments                                                                 26
     Venture Capital                                                                                  26
     Leveraged Buyouts                                                                                26
     Non-Publicly Traded Securities; Rule 144A Securities                                             27
INVESTMENT RESTRICTIONS                                                                               28

MANAGEMENT                                                                                            29
     Directors and Officers                                                                           29
     Investment Adviser                                                                               32
     The Managers                                                                                     32
     Distribution of Fund Shares                                                                      36
     Administrative Services                                                                          37
     Service Organizations                                                                            38
DETERMINATION OF NET ASSET VALUE                                                                      39
PORTFOLIO TRANSACTIONS                                                                                39
     Portfolio Turnover                                                                               40
TAXATION                                                                                              40
OTHER INFORMATION                                                                                     47
     Capitalization                                                                                   47
     Principal Shareholders                                                                           48
     Voting Rights                                                                                    51
     Custodian, Transfer Agent and Dividend Disbursing Agent                                          51
     Yield and Performance Information                                                                52
     Independent Accountants                                                                          53
     Counsel                                                                                          53
     Registration Statement                                                                           53
FINANCIAL STATEMENTS                                                                                  54

                               INVESTMENT POLICIES

     The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

     Bank Obligations (All Funds). These obligations include negotiable certificates of deposit and bankers' acceptances. A description of the banks the obligations of which the Funds may purchase are set forth in the Prospectus. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

     Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by a Fund must meet the minimum rating criteria for that Fund.


     Corporate Debt Securities (All Funds). The Funds may invest in U.S. dollar-or foreign currency-denominated obligations of foreign issuers. Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund. Unlike a nonconvertible corporate obligation, a convertible corporate obligation may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities, are senior to common stock in an issuer's capital structure and generally entail less risk than the issuer's common stock, although the extent that the risk is reduced depends in large measure upon a variety of factors, including the creditworthiness of the issuer and its overall capital structure.


     After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, a Fund's Manager will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or another rating agency may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.


     Repurchase Agreements (All Funds). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers that, in the opinion of the Manager, present minimal credit risks in accordance with guidelines adopted by the Board of Directors. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. A Manager will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

     Variable and Floating Rate Demand and Master Demand Notes (All Funds). The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity.

     The Funds may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from whom the notes will be purchased. However, in connection with such purchase and on an ongoing basis, a Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for other comparable debt obligations.

     Floating rate demand and master demand notes are similar to variable rate instruments except that their interest rates vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury bill rate.

     Inverse Floaters. Inverse floating rate obligations are fixed-income securities, that have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

     Loans of Portfolio Securities (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a particular Fund.

     The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.


Foreign Securities (All Funds). The Funds may invest directly in both sponsored and unsponsored U.S. dollar- or foreign currency-denominated corporate securities (including preferred or preference stock), certificates of deposit and bankers' acceptances issued by foreign banks, U.S. dollar-denominated bonds sold in the United States ("Yankee bonds"), other bonds denominated in U.S. dollars or other currencies and sold to investors outside the United States ("Eurobonds"), and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

     Investing in the securities of issuers in any foreign country, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and similar instruments, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and less liquidity. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's objectives may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency, and related ADRs and EDRs, and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

     Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis, and a Fund may from time to time have foreign currency holdings pending investment. When a Fund converts its foreign currency holdings, it will incur costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

     Through a Fund's flexible policies, Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund's investments.

     Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S.

dollar. Since certain Funds may invest in securities denominated in currencies other than the U.S. dollar, and since those Funds may, for various periods pending investment for non speculative purposes, hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values of securities in the Fund's portfolio, from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Special Considerations Concerning Emerging Markets: Investment in emerging market countries presents risk in greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds' investments.

     Forward Foreign Currency Exchange Contracts (All Funds). Those Funds that purchase foreign currency-denominated securities may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase. The precise matching of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. There can be no assurance that new forward contracts or off-sets will always be available to a Fund.

     Lower Rated and Non-Investment Grade Securities and Sovereign Debt Obligations (ESC Strategic Income Fund). ESC Strategic Income Fund may invest in securities rated Baa by Moody's and/or BBB by S&P if, in the opinion of the Manager(s), the yield is commensurate with the risk involved. These securities (and securities deemed of comparable quality by a Manager) have speculative characteristics. A description of the characteristics of ratings of securities in which a Fund may invest is attached as an Appendix.

     Securities rated below investment grade and comparable unrated securities (commonly known as "junk bonds") offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also involve greater risks than higher rated securities. Under rating agency guidelines, medium, and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which ESC Strategic Income Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or other NRSROs (i.e., rated C by Moody's or CCC or lower by S&P). These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of its respective shares. Therefore, an investment in this Fund should not be considered as a complete investment program for all investors.

     The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value its portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Less liquid secondary markets may also affect the Fund's ability to sell securities at their fair value. In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of the Fund's assets invested in illiquid securities may increase.

     In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in the Fund's share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The recent economic recession has resulted in default levels in excess of historic averages.

     Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.

Countries such as those in which several of the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

     The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

     As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

     Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to default on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (see below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     In an effort to reduce credit risk, the ESC Strategic Income Fund diversifies its holdings among many issuers. As of March 31, 1999, the ESC Strategic Income Fund held securities of _____ issuers.

     The chart below shows, on a dollar-weighted basis, the credit quality characteristics of the Strategic Income Fund. The chart reflects average percentages of the Strategic Income Fund's assets invested in bonds having the ratings shown below, based upon the Strategic Income Fund's portfolio holdings at March 31, 1999.

                                                                                        PERCENT OF
RATINGS                                                                                 ASSETS

Cash & Equivalents ........................................................................____%
Aaa/AAA....................................................................................____%
Aa/AA .....................................................................................____%
A/A .......................................................................................____%
Baa/BBB....................................................................................____%
Ba/BB .....................................................................................____%
B/B .......................................................................................____%
Caa/CCC....................................................................................____%
Ca/CC .....................................................................................____%
Lower .....................................................................................____%


                                                                                        PERCENT OF
UNRATED, BUT EQUIVALENT TO                                                              ASSETS

B/B .......................................................................................   0%

The above chart is intended solely to provide disclosure about the ESC Strategic Income Fund's asset composition at March 31, 1998. The asset composition after this time may or may not be approximately the same as shown above. The chart reflects ratings by Moody's where they were available, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit rating services, and the Adviser or a Manager may not necessarily agree with a rating assigned by Moody's, S&P or another credit rating agency.

     Municipal Lease Obligations (ESC Strategic Income Fund). Municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. For more information on risks of municipal lease investments, see the SAI.

     Short Sales (All Funds except ESC Strategic Income Fund). A Fund will incur a loss as a result of a short sale (other than a short sale against the box) if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Possible losses from such short sales differ from losses that could be incurred from a purchase of a security, because losses from such short sales may be unlimited, whereas losses from purchases of a security can equal only the total amount invested. To limit these risks, a Fund's short sales (other than short sales against the box) will be only with respect to securities fully listed on a national securities exchange and will not at any time exceed a dollar amount equal to 25% of the Fund's net equity. Further, a Fund's short sales of securities of a single issuer will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer.

     Risks of Illiquid Securities (All Funds). A Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities. Illiquid securities include those on which there are legal restrictions on trading ("restricted securities") as well as those for which there is a limited trading market. These securities may be difficult for a Fund to sell and may also be difficult to value accurately, requiring a greater degree of judgment as to valuation by the Fund's Board of Directors, with a consequent effect on the Fund's share value. Securities with a limited trading market may also be more difficult to sell at a fair price.

     Forward Commitments and When-Issued Securities. (ESC Strategic Income
Fund). The Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund holds and maintains until the settlement date in a segregated account cash, or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although the Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although the Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, it may dispose of a when-issued security or forward commitment prior to settlement if the Manager deems it appropriate to do so. The Fund may realize short-term profits or losses upon such sale.

     Currency Risk (All Funds). Most of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. The Funds may, however, engage in foreign currency transactions to protect their portfolios against fluctuations in currency exchange rates in relation to the U.S. dollar. Such foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. (See below.) The Funds cannot assure that these techniques will always be successful.

     Foreign Currency Options (All Funds). Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not, have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. A Fund will not speculate in options on foreign currencies. There is no assurance that a liquid secondary market will exist for any particular foreign currency option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.


     Interest Rate Futures Contracts (ESC Strategic Income Fund). This Fund may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills. For municipal securities, there is the Bond Buyer Municipal Bond Index.

     Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and its Manager anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if a Manager expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short- term securities or waiting for the long-term market to stabilize.


     Stock Index Futures Contracts (ESC Strategic Appreciation Fund, ESC Strategic International Equity Fund, ESC Strategic Small Cap Fund and ESC Strategic Small Cap II Fund). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.


     The Funds intend to utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in the portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which the Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Fund also may buy or sell stock index futures contracts to close out existing futures positions.

     Option Writing and Purchasing (All Funds). A Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. A Fund may also purchase put and call options. A Fund will not write covered calls on more than 5% of its portfolio, and a Fund will not write covered calls with strike prices lower than the underlying securities' cost basis on more than 5% of its total portfolio. A Fund may not invest more than 5% of its total assets in option purchases.

     A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     A Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against an amount of cash equal to the put's potential liability constitutes a "covered put." When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

     Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Managers and verified in appropriate cases. OTC options transactions will be made by a Fund only with recognized U.S. Government securities dealers. OTC options are subject to the Funds' 15% limit on investments in securities which are illiquid or not readily marketable (see "Investment Restrictions"), provided that OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.

     It may be a Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

     Options on Futures Contracts (All Funds). A Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

     A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

     The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

     A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transactions costs.


     Risks of Options Transactions (All Funds). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so. Options transactions involve, additionally, risks similar to those described below in "Risks of Futures and Related Options Transactions.

     Risks of Futures and Related Options Transactions (All Funds). There are several risks associated with the use of futures contracts and options on futures contracts. While a Fund's use of futures contracts and related options for hedging may protect a Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or securities prices. There can be no guarantee that a Manager's forecasts about market values, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from skills required to manage other assets in a Fund's portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. A Fund will not enter into a futures contract if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Fund's total assets. The Funds may trade futures contracts and options on futures contracts on U.S. domestic markets and also on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC") and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.


     A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio. Further, although a Manager may engage in transactions with respect to index-based futures contracts if the Manager believes a correlation exists between price movements in the index and in a Fund's portfolio securities, such a correlation is not likely to be perfect because the Fund's portfolio is not likely to duplicate the index, making the futures contract an imperfect hedge.


     Limitations on Futures Contracts and Options on Futures Contracts (All Funds). Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets.

     Brady Bonds (ESC Strategic Income). "Brady Bonds" are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.


     Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

     Brady Plan debt restructurings totaling more than $80 billion have been implemented to date in Argentina, Bolivia, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela with the largest proportion of Brady Bonds having been issued to date by Argentina, Mexico and Venezuela. Brazil has announced plans to issue Brady Bonds in respect of approximately $44 billion of bank debt but there can be no assurance that the circumstances regarding the issuance of Brady Bonds by Brazil will not change.

     Most Argentine and Mexican Brady Bonds and a significant portion of the Venezuela Brady Bonds issued to date are collateralized Brady Bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders. Of the other issuers of Brady Bonds, Bolivia, Nigeria, the Philippines and Uruguay have to date issued collateralized Brady Bonds. While the Adviser anticipates that collateralized Brady Bonds will be issued by Brazil, there can be no assurance that any such obligations will be issued or, if so, when. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. Many of the Brady Bonds and other sovereign debt securities in which a Fund invests are likely to be acquired at a discount.

     Warrants and Rights (All Funds). Each Fund may invest up to 5% of its net assets in warrants or rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if the equity securities are deemed appropriate by the Manager for inclusion in the Fund's portfolio.

     Investment Companies and Investment Funds (All Funds). Each Fund may invest in shares of other open-end or closed-end investment companies as permitted by the Investment Company Act of 1940, as amended, and the rules promulgated thereunder. To the extent the Fund invests a portion of its assets in investment companies, those assets will be subject to the expenses of any such investment company as well as to the expenses of the Fund itself. The Fund may not purchase shares of any affiliated investment company except as permitted by SEC Rule or Order.


Mortgage-Related

     Securities (ESC Strategic Income Fund). Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

     Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR"), or other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of its investment in mortgage-related securities. Because the average life of mortgage - related securities may lengthen with increases in interest rates, the portfolio-weighted average life of the securities in which the Fund is invested may at times lengthen due to this effect. Under these circumstances, the Manager may, but is not required to, sell securities in order to maintain an appropriate portfolio-weighted average life.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by the Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     The Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and non-governmental entities. Some CMOs are debt obligations of FHLMC issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by FHLMC. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, the Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions" in the SAI.

     Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

     It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Manager will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     The Fund may also invest in Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multi-class mortgage securities issued by U.S. Government agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and their special purpose subsidiaries.

     SMBS generally have two classes: one (the "10" class) entitles the holders to receive distributions consisting solely or entirely of all or a portion of interest payments from the underlying pool of mortgages or mortgage-backed securities ("mortgage assets"); the other (the "PO") class entitles the holders to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying mortgage asset pool. The cash flows and yields on 10 and PO classes are considerably more sensitive to changes in the rate of principal payments (including prepayments) on the underlying mortgage assets than an investment in a traditional mortgage-backed security, thus exposing the Fund to more risk.

     REMICs: A REMIC is a CMO that qualifies for special tax treatment under the code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.


     Parallel Pay Securities; PAC Bonds (ESC Strategic Income Fund). Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, that must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     The Fund may also invest in Stripped Mortgage-Backed Securities ("SMBS"), derivative multi-class mortgage securities issued by U.S. Government agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and their special purpose subsidiaries.

     SMBS generally have two classes: one (the "IO" class) entitles the holders to receive distributions consisting solely or entirely of all or a portion of interest payments from the underlying pool of mortgages or mortgage-backed securities ("mortgage assets"); the other (the "PO") class entitles the holders to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying mortgage asset pool. The cash flows and yields on IO and PO classes are considerably more sensitive to changes in the rate of principal payments (including prepayments) on the underlying mortgage assets than an investment in a traditional mortgage-backed security, thus exposing the Fund to more risk.


     Mortgage-Backed Security Rolls (ESC Strategic Income Fund). The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, that is considered to be a borrowing by the Fund, the Fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the possibility that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the Fund will be required to place cash, U.S. Government Securities or other high-grade debt securities in a segregated account with its Custodian in an amount equal to its obligation under the roll.


     Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

     It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.

     As new types of mortgage-related securities are developed and offered to investors, the Manager will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.


     Other Asset-Backed Securities (ESC Strategic Income Fund). Other asset-backed securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the "ABS Model," which is similar to the PSA model described previously under "

Mortgage-Related Securities," Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of its investment in asset-backed securities.


     Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, that represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, known as collateralized obligations that are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

     Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

     The market for asset-backed securities is at a relatively early state of development. Accordingly, there may be a limited secondary market for such securities. Some of the asset-backed securities in which the Fund may invest are described below. Certificates for Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, that may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the "ABS Model," which is similar to the PSA model described previously under "Mortgage-Related Securities." Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by the Fund in calculating the maturity for purposes of its investment in asset-backed securities.


     Structured Investments (ESC Strategic Income Fund). Structured Investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Manager in accordance with credit-risk guidelines established by the Board of Directors.

     Structured Notes (ESC Strategic Income Fund). Structured Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Manager wishes to accept while avoiding or reducing certain other risks.

     Swaps (ESC Strategic Income Fund). Swap contracts are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specific index and agreed upon notional amount. The term specified index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.


     The Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. The Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Directors.

     Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund's risk of loss consists of the net amount of interest payments that a portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.


     Zero Coupon Securities and Deferred Interest Obligations (ESC Strategic Income Fund) The Fund may invest in zero coupon securities and deferred interest obligations issued by the U.S. Treasury or by private issuers such as domestic or foreign corporations. Zero coupon U.S. Treasury securities include: (1) U.S. Treasury bills without interest coupons, (2) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and (3) receipts or certificates representing interests in such stripped debt obligations or coupons. Zero coupon securities and deferred interest obligations usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. An additional risk of private-issuer zero coupon securities and deferred interest obligations is the credit risk that the issuer will be unable to make payment at maturity of the obligations.

     While zero coupon securities do not require the periodic payment of interest, deferred interest obligations generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest obligation, a typical period is approximately one-third of the obligation's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. With zero coupon securities, however, the lack of periodic interest payments means that the interest rate is "locked in" and the investor avoids the risk of having to reinvest periodic interest payments in securities having lower rates.

     Because the Fund accrues taxable income from zero coupon and deferred interest securities without receiving cash, the Fund may be required to sell portfolio securities in order to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors; the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund, and the amount of cash income the Fund receives from other investments and the sale of shares. In either case, cash distributed or held by the Fund that is not reinvested by investors in additional Fund shares will hinder the Fund from seeking current income.


     Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative than securities which pay income periodically and in cash. In addition, although the Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue on an effective yield basis for original issue discount and pay out, its income from such securities annually as income dividends and require stockholders to pay tax on such dividends.

     Custodial Receipts (ESC Strategic Income Fund). The Fund may acquire U.S. Government Securities and their unmatured interest coupons that have been separated (stripped) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (TIGRs) and Certificate of Accrual on Treasury Securities (CATS). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government Securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Fund. CATS and TIGRs are not considered U.S. Government Securities by the Staff of the SEC, however. Further, the IRS' conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Fund. The Company is not aware of any binding legislative, judicial or administrative authority on this issue.

     Loan Participations (ESC Strategic Income Fund). Through a loan participation, the Fund can buy from a lender a portion of a larger loan that it has made to a borrower. By buying loan participations, the Fund may be able to acquire interests in loans from financially strong borrowers that the Fund could not otherwise acquire. These instruments are typically interests in floating or variable rate senior loans to U.S. corporations, partnerships, and other entities. Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. While loan participations generally trade at par value, if the borrowers have credit problems, some may sell at discounts. To the extent that borrower's credit problems are resolved, the loan participations may then appreciate in value. These loan participations, however, carry substantially the same risk as that for defaulted debt obligations and may cause loss of the entire investment. Most loan participations are illiquid and therefore will be included in the Fund's limitation on illiquid investments.


     Pay-in-Kind Bonds (ESC Strategic Income Fund). Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of the bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

     Trade Claims (ESC Strategic Income Fund). The Fund may invest in trade claims. Trade claims are interest in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.


     An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.


     Equity-Linked Securities (ESC Strategic Income Fund). The Fund may invest in equity-linked securities, including, among others, PERCS, ELKS or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market. The market for such securities may be shallow, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.


     The following are three examples of equity-linked securities. The Fund may invest in the securities described below or other similar equity-linked securities.


     PERCS (ESC Strategic Income Fund). Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, the Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock.


     ELKS (ESC Strategic Income Fund). Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Fund may be compensated with the higher yield, contingent on how well the underlying common stock does.

     LYONs (ESC Strategic Income Fund). Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. The Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors, like the Fund, when it appears that they will increase in value due to the rise in value of the underlying common stock.

     Arbitrage (ESC Strategic Income Fund). The Fund may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the prices of the security in the different markets. Although the Fund does not actively engage in arbitrage, such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of the Fund.

     Foreign Index-Linked Instruments (ESC Strategic Income Fund). As part of its investment program, and to maintain greater flexibility, the Fund may invest in instruments which have the investment characteristics of particular foreign securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.


     A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Fund's ability to invest in foreign index-linked instruments.


     Venture Capital (ESC Strategic Income Fund). The Fund may invest in venture capital limited partnerships and venture capital funds that, in turn, invest principally in securities of early stage, developing companies. Investments in venture capital limited partnerships and venture capital funds present a number of risks not found in investing in established enterprises including the facts that such a partnership's or fund's portfolio will be composed almost entirely of early-stage companies that may lack depth of management and sufficient resources, that may be marketing a new product for which there is no established market, and that may be subject to intense competition from larger companies. Any investment in a venture capital limited partnership or venture capital fund will lack liquidity, will be difficult to value, and the Fund will not be entitled to participate in the management of the partnership or fund. If for any reason the services of the general partners of a venture capital limited partnership were to become unavailable, such limited partnership could be adversely affected.


     In addition to investing in venture capital limited partnerships and venture capital funds, the Fund may directly invest in early-stage, developing companies. The risks associated with investing in these securities are substantially similar to the risks set forth above. The Fund will typically purchase equity securities in these early-stage, developing companies; however from time to time, the Fund may purchase non-investment grade debt securities in the form of convertible notes.

     Such investments involve costs at the venture capital level which are in addition to those of the Fund.


     Leveraged Buyouts (ESC Strategic Income Fund). The Fund may invest in leveraged buyout limited partnerships and funds that, in turn, invest in leveraged buyout transactions ("LBOs"). An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company. Since most LBOs are by nature highly leveraged (typically with debt to equity ratios of approximately 9 to 1), equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBO partnerships and funds, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds. Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.

     Non-Publicly Traded Securities; Rule 144A Securities (All Funds). A Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limitation on the purchase of illiquid securities, unless the Fund's governing Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by a Fund in Rule 144A Securities. The Board may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.

     Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. A Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies of each Fund, and except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the Investment Company Act of 1940 ("1940 Act"), means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.

     Each Fund, except as indicated, may not:

     (1) Except for ESC Strategic Small Cap Fund, with respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (2) Borrow money except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes, provided that a Fund may make no purchases if its outstanding borrowings exceed 5% of its total assets;

     (3) Invest in real estate, provided that a Fund may invest in readily marketable securities (except limited partnership interests) of issuers that deal in real estate and securities secured by real estate or interests therein and a Fund may hold and sell real estate (a) used principally for its own office space or (b) acquired as a result of a Fund's ownership of securities.

     (4) Engage in the business of underwriting securities of other issuers, except to the extent that the purchase of securities directly from the issuer (either alone or as one of a group of bidders) or the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (5) Make loans, except that a Fund may (a) lend its portfolio securities,
(b) enter into repurchase agreements and (c) purchase the types of debt instruments described in the Prospectus or the SAI;

     (6) Purchase securities or instruments which would cause 25% or more of the market value of the Fund's total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities;

     (7) Issue any senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and provided that collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

     (8) Purchase or sell commodity contracts, except that the Fund may invest in futures contracts and in options related to such contracts (for purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities).

     For restriction number 1, above, securities backed only by the assets of a non-governmental user will be deemed to be issued by that user. For purposes of investment restriction number 6, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities.

     The following policies of the Funds are non-fundamental and may be changed by the Board of

Directors without shareholder approval. These policies provide that a Fund, except as otherwise specified, may not:

         (a) Invest in companies for the purpose of exercising control or management;

         (b) Invest in the securities of other investment companies in violation of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder;

         (c) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (d) Mortgage, pledge, or hypothecate any of its assets, except that a Fund may pledge not more than 15% of the current value of the Fund's total net assets;

         (e) Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, the Adviser, the Fund's Manager(s), the Administrator, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

         (f) Invest more than 5% of its net assets in warrants which are unattached to securities; included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges;

         (g) Write, purchase or sell puts, calls or combinations thereof, except as described in the Prospectus or SAI;


         (h) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation;


         (i) Invest more than 15% of the value of its net assets in investments which are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice); or

         (j) Invest in oil, gas or other mineral exploration or development programs, although it may invest in issuers that own or invest in such programs.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

The principal occupations of the Directors and executive officers of the Company for the past five years are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

NAME, ADDRESS AND AGE                  POSITION WITH COMPANY              PRINCIPAL OCCUPATION
---------------------                  ---------------------              --------------------

*William Howard                        Director                          SunTrust Equitable Securities
Cammack, Jr. (1)                                                         -- Managing Director
800 Nashville City Center
Nashville, TN 37219-1743
Age: 41

J. Bransford Wallace                   Director                          Willis Coroon Corporations
26 Century Boulevard                                                     (insurance)-- Vice Chairman
Nashville, TN 37214                                                      (1994); Chairman (1992-93);
Age: 67                                                                  various positions since prior to
                                                                         1989.

Brownlee O. Currey, Jr.                Director                          Osborn Communications, Inc.--
1100 Broadway                                                            Chairman; Nashville Banner
Nashville, TN 37203                                                      Publishing Company--
Age: 71                                                                  President.

E. Townes Duncan                       Director                          Solidus (1997 to present);
30 Burton Hill                                                           Corporation Comptronix
Suite 100                                                                (contract manufacturing)--
Nashville, TN 37215                                                      Chairman and Chief Executive
Age: 46                                                                  Officer (1993-1996); Massey
                                                                         Burch Investment Group venture
                                                                         capital) Principal (1985-1993).

John L. McAllister                     Vice President                    SunTrust Equitable Securities
Age: 36                                                                  -- Senior Vice President (1990-
                                                                         present); Copyright Manage-
                                                                         ment, Inc. - Analyst (1988-
                                                                         1989).
R. Jeffrey Young                       President                         Employee of BISYS Fund
Age: 34                                                                  Services

Martin R. Dean                         Treasurer                         Employee of BISYS Fund
Age:  35                                                                 Services

     Directors of the Company not affiliated with the Adviser, any Manager or the Administrator receive from the Company an annual retainer of $2,000 and a fee of $1,000 for each Board of Directors and Board committee meeting of the Company attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Adviser, a Manager or the Administrator do not receive compensation from the Company. Total Compensation disclosed below includes the annual retainer, meeting fees and out-of-pocket expenses.

                              DIRECTOR COMPENSATION
                     (FOR FISCAL YEAR ENDED MARCH 31, 1999)


                                                                                                     TOTAL
                                                                 PENSION OR                      COMPENSATION
                                                                 RETIREMENT                          FROM
                                                                  BENEFITS        ESTIMATED       REGISTRANT
                                                 AGGREGATE         ACCRUED         ANNUAL          AND FUND
NAME OF                                        COMPENSATION        AS PART        BENEFITS          COMPLEX
PERSON                                             FROM            OF FUND          UPON            PAID TO
POSITION                                        REGISTRANT        EXPENSES       RETIREMENT        DIRECTORS
--------                                        -----------       ---------      ----------       -----------
J. Bransford Wallace                             $_____                 0            N/A           $_____

Brownlee O. Currey, Jr.                          $_____                 0            N/A           $_____

E. Townes Duncan                                 $_____                 0            N/A           $_____


     As of -, ________________, officers and Directors of the Company, as a group, owned less than one percent of the outstanding shares of the Funds.

INVESTMENT ADVISER


     SunTrust Equitable Securities (the "Adviser") 800 Nashville City Center, Nashville, Tennessee 37219-1743, serves as investment adviser to the Funds, providing overall supervision of the Managers. The Adviser, formerly known as Equitable Securities Corporation assumed its new name when it was acquired by SunTrust Banks, Inc. on January 2, 1998 . For Funds with multiple Managers, the Adviser determines what portion of each Fund's assets shall be allocated to each Manager from time to time. For these services, the Adviser receives from each Fund a fee at an annual rate of 1.00% for each of ESC Strategic Appreciation Fund, ESC Strategic International Equity Fund, ESC Strategic Small Cap Fund, and ESC Strategic Income Fund; and 1.25% for ESC Strategic Small Cap II Fund. Out of these fees, the Adviser pays fees of the Managers.


     Under the terms of the Investment Advisory Agreement for the Funds between the Company and the Adviser ("Agreement"), the investment advisory services of the Adviser to the Funds are not exclusive. The Adviser is free to, and does, render investment advisory services to others.

     The Agreement will continue in effect with respect to each Fund for a period more than two years from the date of its execution, only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of each Fund or by the Board of Directors and (ii) by a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such parties, at its meeting held on October 20, 1997, and by the shareholders of the Funds on December 19, 1997. The Agreement may be terminated at any time without penalty by vote of the Directors (with respect to the Company or a Fund) or, with respect to any Fund, by vote of the Directors or the shareholders of that Fund, or by the Adviser, on 60 days written notice by either party to the Agreement and will terminate automatically if assigned.

THE MANAGERS

     The Adviser has entered into Portfolio Management Agreements with one or more Managers for each Fund. Each Manager provides services to the particular Fund as Manager. The Funds' Managers are as follows:


     -- ESC Strategic Appreciation Fund -- Westcap Investors, LLC; Brandes Investment Partners, L.P.; and Atlantic Capital Management, LLC.


     -- ESC Strategic International Equity Fund --Murray Johnstone International Limited.


     --  ESC Strategic Income Fund -- Cincinnati Asset Management, Inc.


     -- ESC Small Cap Fund -- Equitable Asset Management, Inc. (a division of the Adviser's subsidiary, Equitable Trust Company).

     --  ESC Strategic Small Cap II Fund -- Equitable Asset Management, Inc.


For more information on each Manager, see the Prospectus. The following is information regarding fees, in dollars and as a percentage of each Fund's assets, paid by the Adviser to Managers of each of the Funds for the periods indicated:

                                    FISCAL YEAR ENDED       FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                     MARCH 31, 1997           MARCH 31, 1998           MARCH 31, 1999
                                    -----------------      --------------------      -----------------
ESC STRATEGIC
APPRECIATION FUND:

Aggregate fees to
Adviser                             $419,329     .99%      $  482,226      1.00%

Aggregate fees to
Manager*                            $271,888     .64%      $  301,106       .62%

Fees retained by
Adviser                             $147,441     .35%      $  181,120       .38%

Fees paid to Equitable
Asset Management**                  $ 66,053     .16%      $  147,424       .03%

**EAM was terminated as a
Manager of this Fund effective
January 2, 1998.

ESC STRATEGIC
INTERNATIONAL
EQUITY FUND

Aggregate fees to
Adviser                             $207,116     .99%      $  189,362      1.00%

Aggregate fees to
Manager*                            $104,400     .50%      $  102,120       .54%

Fees retained by
Adviser                             $102,716     .49%      $   87,242       .46%

ESC STRATEGIC SMALL CAP FUND

Aggregate fees (Net) to
Adviser                             $652,644     .95%      $1,387,887      1.00%

Aggregate fees to
Manager*                            $502,819     .73%      $1,043,570       .75%

Fees retained by
Adviser                             $149,825     .22%      $  344,317       .25%

ESC STRATEGIC INCOME
FUND

Aggregate fees (Net) to
Adviser                             $380,147    1.00%      $  285,164      1.00%

Aggregate fees to
Manager*                            $ 94,515     .25%      $  102,117       .36%

Fees retained by
Adviser                             $285,632     .75%      $  183,047       .64%

                                       INCEPTION DATE
                                      JANUARY 28, 1997
                                          THROUGH             FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                       MARCH 31, 1997          MARCH 31, 1998           MARCH 31, 1999
                                      ----------------        -----------------        -------------------
ESC STRATEGIC
SMALL CAP II FUND

Aggregate fees to
Adviser                               $    0       0%        $199,592      1.00%

Aggregate fees to                     $4,177     .12%        $ 84,478       .42%
Manager

Fees retained by
Adviser                               $    0       0%        $115,114       .58%



*Pursuant to exemptive relief obtained from the Securities and Exchange Commission, the Funds are permitted to disclose fees and fee rates on an aggregate basis for individual Managers that are not affiliated with the Adviser.

     For the period ended March 31, 1999, pursuant to an agreement to limit Fund expenses, the Adviser waived fees of $__________, $__________and $__________ for the International Equity, Small Cap II and Income Funds, respectively. The Adviser, net of these waivers, received fees of $__________, $__________, $__________, $__________, and $__________, from the Appreciation, International
Equity, Small Cap, Small Cap II and Income Funds, respectively. For the period ended March 31, 1999, the Adviser also reimbursed the Income Fund a total of $__________.

     For the period ended March 31, 1998, pursuant to an agreement to limit Fund expenses, the Adviser waived fees of $109,801 for the Small Cap II Fund. No reimbursements were necessary for the Appreciation, International Equity, Small Cap, Small Cap II or Income Funds. The Adviser received fees of $482,226, $189,362, $1,387,887, $285,164, and $199,592 from the Appreciation,
International Equity, Small Cap, Income, and Small Cap II Funds, respectively, for the period ended March 31, 1998.

     For the fiscal year ended March 31, 1997, pursuant to an agreement to limit Fund expenses, the Adviser waived fees of $7,185 for the Small Cap II Fund. The Adviser waived its fees entirely with respect to the Small Cap II for the period from January 28, 1997 (commencement of operations) through March 31, 1997. The Adviser received fees of $380,147; $207,116; $652,644 and $419,329 the Income,
International Equity, Small Cap and Appreciation Funds, respectively, for the fiscal year ended March 31, 1997.


     Each Manager performs services pursuant to a Portfolio Management Agreement appointing the Manager to act as Manager to a Fund, with responsibility for management of such portion of the Fund's assets as the Adviser shall allocate to the Manager from time to time.

     Each Portfolio Management Agreement provides that the Manager's services to the Fund are not exclusive. Each Manager is free to and does provide investment advisory services to others.


     Each Portfolio Management Agreement provides that it will continue in effect for a period beyond two years from the date of its execution only so long as such continuance is approved at least annually by (i) the Directors or by vote of the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Directors who are not parties to the Portfolio Management Agreement or interested persons of any such party. The Portfolio Management Agreement with Westcap Investors, LLC with respect to ESC Strategic Appreciation Fund was approved by the Directors, including a majority of the independent Directors, at a meeting held May 11, 1999. The Portfolio Management Agreement with Llama Asset Management Company, L.P. with respect to ESC Strategic Income Fund was approved by the Board of Directors, including a majority of the Company's independent Directors, at a meeting held July 20, 1994, and was approved by shareholders of ESC Strategic Income Fund at a meeting held September 7, 1994. The Portfolio Management Agreement with Atlantic Capital Management, LLC with respect to ESC Strategic Appreciation Fund was approved by the Directors, including a majority of the independent Directors, on February 10, 1998. The Portfolio Management Agreement with EAM with respect to ESC Strategic Small Cap II Fund was approved by the Directors, including a majority of the independent Directors, and by the sole initial shareholder of that Fund on October 23, 1996. The other Portfolio Management Agreements for each Fund were approved by the Board of Directors, including a majority of the Directors who are not parties to any Portfolio Management Agreement or interested persons of any such party, at a meeting held on April 4, 1994, and by the sole shareholder of each Fund on April 4, 1994. Except for the Portfolio Management Agreement with Westcap Investors, LLC, the Portfolio Management Agreements were re-approved at the October 20, 1997 Special Board of Directors Meeting. Each Portfolio Management Agreement may be terminated at any time without penalty (a) by the Adviser, by the Fund upon vote of a majority of the Directors, or by vote of a majority of the Fund's outstanding voting securities, each upon sixty days' written notice to the Manager; or (b) by the Manager upon sixty days' notice to the Company or the Adviser. A Portfolio Management Agreement will also terminate automatically in the event of its assignment. The Company has received exemptive relief that permits the Board of Directors, without shareholder approval, to approve and cause the Company to enter into new Portfolio Management Agreements in the event a new Manager is retained or an existing Portfolio Management Agreement is amended, unless the Agreement is with a Manager affiliated with the Adviser.


DISTRIBUTION OF FUND SHARES

     Effective January 2, 1998, BISYS Fund Services (the "Distributor") became the Distributor for the Funds pursuant to a Distribution Contract and as Distributor serves as principal underwriter for the shares of the Fund. Prior to January 2, 1998, the Adviser served as the Company's distributor. The Distribution Agreement provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

     Service and distribution plans (the "Plans") have been adopted by each of the Funds. Each Plan provides for different rates of fee payment with respect to each class of shares, as described in the Prospectus. Pursuant to the Plans, the Funds may pay directly or reimburse the Distributor monthly in amounts described in the Prospectus for costs and expenses of marketing the shares, or classes of shares, of the Funds. The Board of Directors has concluded that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.


     Each Plan provides that it may not be amended to increase materially the costs which the Funds or a class of shares may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plans must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Directors of the Company have been committed to the discretion of the Directors who are not "interested persons" of the Company. The Plans were approved by the Board of Directors and by the Directors who are neither "interested persons" nor have any direct or indirect financial interest in the operation of any Plan ("Plan Director"), by vote cast in person at an April 4, 1994 meeting called for the purpose of voting on the Plans, and by the sole shareholder of each class of shares of each of the Funds on April 4, 1994 (October 23, 1996 with respect to ESC Strategic Small Cap II Fund.) The continuance of the Plans was re-approved by the Directors and by a majority of the Plan Directors at a meeting held on February 10, 1998. Each Plan is terminable with respect to a class of shares of a Fund at any time by a vote of a majority of the Plan Directors or by vote of the holders of a majority of the shares of the class.

     For the year ended March 31, 1999, the Distributor received $__________, $__________, $__________, and $__________ for the Income, International Equity,
Small Cap, Appreciation and Small Cap II Funds, respectively pursuant to Class A Plans. For the year ended March 31, 1999, the Distributor received $__________, $__________, $__________, $__________, and $__________, for the Income,
International Equity, Small Cap, Appreciation and Small Cap II Funds, respectively pursuant to Class D Plans.

     For the period ended March 31, 1998, the Distributor received $69,082, $36,835, $265,118, $106,750 and $27,168 for the Income, International
Equity, Small Cap, Appreciation and Small Cap II, respectively pursuant to Class A Plans. For the period ended March 31, 1998 the Distributor received $6,626, $31,515, $245,556, $41,418 and $38,252 for the Income, International
Equity, Small Cap, Appreciation and Small Cap II Funds, respectively pursuant to Class D Plans.

     For the fiscal year ended March 31, 1997, the Distributor received $42,069; $24,898; $127,326; $96,480 and $570 for the Income, International Equity, Small Cap, Appreciation and Small Cap II Funds, respectively for Class A shares. For the period, the Distributor received $10,963; $30,169; $108,542; $23,480 and $279 for the Income, International Equity, Small Cap, Appreciation and Small Cap II Funds, respectively pursuant to Class D Plans (which were formerly Class B shares).



ADMINISTRATIVE SERVICES

     BISYS Fund Services Limited Partnership d/b/a BISYS has served as Administrator of the Funds since January 1, 1997. Since November 9, 1996, BISYS Fund Services, Inc., also a subsidiary of The BISYS Group, Inc. ("BFSI") has served as Transfer Agent and Fund Accountant to the Funds.

     BISYS (the "Administrator") provides administrative services necessary for the operation of the Funds, including among other things: (i) preparation of shareholder reports and communications; (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Adviser, the Distributor, transfer agent, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for the conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets.


     For the period ended March 31, 1999, BISYS was entitled to fees in the amount of $_____; $_____; $_____; $_____; $_____ and $_____; from the Income,
International Equity, Small Cap, Appreciation, Small Cap II Funds, respectively.

     For the year ended March 31, 1998, BISYS was entitled to fees in the amount of $42,775; $28,404; $208,183; $72,334 and $23,951 from the Income,
International Equity, Small Cap, Appreciation and Small Cap II Funds, respectively. BISYS voluntarily waived fees of $18,729 for the Small Cap II Fund for the year ended March 31, 1998.

     For the period ended March 31, 1997, Furman Selz, the Funds' former administrator, was entitled to fees of $43,472; $22,578; $63,535; and $44,387 from the Income, International Equity, Small Cap and

Appreciation Funds, respectively. For the same period, BISYS, as successor Administrator, was entitled to fees of $13,550; $8,489; $33,009; $18,512 and $862 from the Income, International Equity, Small Cap, Appreciation and Small Cap II Funds, respectively.


     The Administration Agreement for the Funds was approved by the Board of Directors, including a majority of the Directors who are not parties to the Contract or interested persons of such parties, at its meeting held on October 23, 1996 and was re-approved at the November 4, 1997 Board of Directors Meeting. The Administration Agreement is terminable with respect to a Fund or the Company without penalty, at any time, by vote of a majority of the Directors or, with respect to a Fund, by vote of the holders of a majority of the shares of the Fund, each upon not more than 60 days written notice to the Administrator, and upon 60 days notice, by the Administrator.


SERVICE ORGANIZATIONS

     The Company may also contract with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative services for the Funds. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designating accounts; providing periodic statements showing a client's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Funds to clients; and providing such other services as the Funds or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither the Adviser nor any Manager will be a Service Organization or receive fees for servicing.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Funds might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                        DETERMINATION OF NET ASSET VALUE

     The Funds value their portfolio securities in accordance with the procedures described in the Prospectus.

                             PORTFOLIO TRANSACTIONS

     Investment decisions for the Funds and for the other investment advisory clients of the Managers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Manager's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, the Managers are primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Managers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Adviser, the Managers and BISYS are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.

     A Manager may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Manager. By allocating transactions in this manner, the Manager is able to supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Manager in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by the Funds is not reduced because the Manager and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), a Manager may cause a Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Managers may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.


     For the fiscal year ended March 31, 1999 the International Equity, Small Cap, Appreciation and Small Cap II Funds paid total brokerage commissions of $__________, $__________, $__________ and $__________, respectively to Equitable
Securities Corporation.

     For the fiscal year ended March 31, 1998, the Income, International Equity, Small Cap, Appreciation and Small Cap II Funds paid total brokerage commissions of $309, $85,306, $228,380, $109,329, and $48,666, respectively to Equitable
Securities Corporation.

     For the fiscal year ended March 31, 1997, the Appreciation Fund, Small Cap Fund and the International Equity Fund paid brokerage commissions of $38,132, $2,400 and $8,976, respectively, to Equitable Securities Corporation. The Funds were advised that front-end sales charges of $1,212, $8,018, $212,117, $18,063 and $74,807 were paid to the Adviser from the Income, International Equity, Small Cap, Appreciation and Small Cap II Funds, respectively.


PORTFOLIO TURNOVER


     Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate for a Fund normally will not exceed 100%, although it may be higher under some circumstances. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for the fiscal year ended March 31, 1999 was _____%, _____%, _____%, _____%, _____%
____ for the Income, International Equity, Small Cap, Appreciation, Small Cap II , respectively. The portfolio turnover rate for the fiscal year ended March 31, 1998 was 130%, 79%, 67%, 67% and 86% for the Income, International Equity, Small Cap, Appreciation and Small Cap II Funds, respectively. The portfolio turnover rate for the fiscal year ended March 31, 1997 was 123%, 94%, 65% and 71% for the Income, International Equity, Small Cap and Appreciation Funds, respectively. The portfolio turnover rate for each Fund with Multiple Managers will be an aggregate of the rates for each portion of assets managed by a particular Manager. Rates for each portion may vary significantly.


                                    TAXATION

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of

1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     The Funds intend to continue to qualify annually as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) each taxable year distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest less expenses and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. The Funds expect that distributions of net capital gains, if any, designated by a Fund as capital gain dividends will generally be taxable to shareholders as either "20% Gains" or "28% Gains," depending upon the Fund's holding period for the assets sold. "20% Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Gains" arise from sales of assets held by the Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these gains rates regardless of how long a shareholder has held Fund shares, and all distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

     Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

     Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

     Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     The taxation of equity options is governed by the Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss)from a constructive sale of certain "appreciated financial position" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the thirtieth day after the close of the Fund's taxable year, if certain conditions are met. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury Department regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

     Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in short sales and transactions in options, futures, and forward contracts.

     Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

     Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security, including a tax-exempt debt security, having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any mark-to-market gains included in income in prior years.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to treat such foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as paid by its shareholders. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit limitation rules do not apply to certain elections by individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

     The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

     The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

     Changes in the tax law frequently come under consideration. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the Funds.

                                OTHER INFORMATION

CAPITALIZATION



     The Company is a Maryland corporation established under Articles of Incorporation dated November 24, 1993 and currently consists of five separately managed portfolios. The Funds currently offer two classes of shares. The capitalization of the Company consists solely of 650 million shares of common stock with a par value of $0.001 per share. The Board of Directors may establish additional Funds (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional Funds or classes will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.


     Expenses incurred in connection with each Fund's organization and the public offering of its shares for the period ended March 31, 1999 was $_____ for Income, $_____ for International Equity, $_____ for Small Cap, $_____ for Appreciation and $_____ for Small Cap II. Costs incurred in connection with the organization and initial registration of the Funds, with the exception of the Small Cap II Fund, have been deferred and are being amortized on a straight-line basis over sixty months beginning with each Fund's commencement of operations.

PRINCIPAL SHAREHOLDERS

     As of June 22, 1999, the following persons owned of record or beneficially 5% or more shares of a class of the Funds:

SHAREHOLDER                                                           SHARES OWNED         PERCENTAGE
------------                                                          ------------         -----------

ESC STRATEGIC APPRECIATION FUND - CLASS A
BT Alex Brown Incorporated                                                                        %
FBO 495-07027-14
P.O. Box 1346
Baltimore, MD 21203-1346

BT Alex Brown Incorporated                                                                        %**
FBO 495-20895-16
P.O. Box 1346
Baltimore, MD 21203-1346

Equitable Trust Company                                                                          %
Suite 800
Nashville, TN 37219-1729

ESC STRATEGIC APPRECIATION FUND - CLASS D
BT Alex Brown Incorporated                                                                        %
FBO 495-21832-10
P.O. Box 1346
Baltimore, MD 21203-1346

ESC STRATEGIC INTERNATIONAL EQUITY
FUND - CLASS A
Equitable Trust Company                                                                           %
Nashville, TN 37219-1729

Comerica Bank TTEE                                                                                %
Republic Automotive Parts Employees
Retirement Plan #72144
POB 75000/Attn M/C 3446 M/F Dept
Detroit, MI 48275-0001

----------

**   Beneficial ownership of shares is disclaimed by record account holder.

SHAREHOLDER                                                           SHARES OWNED         PERCENTAGE
------------                                                          ------------         -----------

ESC STRATEGIC INTERNATIONAL EQUITY
FUND - CLASS D
BT Alex Brown Incorporated                                                                       %
FBO 495-21823-10
P.O. Box 1346
Baltimore, MD 21203-1346

BT Alex Brown Incorporated                                                                        %
FOB 495-08452-16
P.O. Box 1346
Baltimore, MD 21203-1346

BT Alex Brown Incorporated                                                                        %
FOB 495-21923-10
P.O. Box 1346
Baltimore, MD 21203-1346

H. Ronald Burton                                                                                 %
TRST Charles Lee Phillips Trust
Dtd 06/27/94
229 Ward Circle, Suite B-13
Brentwood, TN 37027

ESC STRATEGIC SMALL CAP FUND - CLASS A
Equitable Trust Company                                                                           %
Nashville, TN 37219-1729

ESC STRATEGIC INCOME FUND - CLASS A
First American National Bank                                                                     %
Cash
800 First American Center
Nashville, TN 37237-0801

Homeowners Association of Amer                                                                    %
P.O. Box 221210
Ft. Lauderdale, FL 33355

Bankers Trust Company                                                                          %**
FBO Nashville Memorial Foundation
Attn Mike Bloebaum
P.O. Box 9014
Church Street Station
New York, NY 10008

----------

**   Beneficial ownership of shares is disclaimed by record account holder.

SHAREHOLDER                                                           SHARES OWNED         PERCENTAGE
------------                                                          ------------         -----------

ESC STRATEGIC INCOME FUND - CLASS D
BT Alex Brown Incorporated                                                                        %
FBO 495-26845-14
P.O. Box 1346
Baltimore, MD 21203-1346

BT Alex Brown Incorporated                                                                       %
FBO 495-25434-13
P.O. Box 1346
Baltimore, MD 21203-1346

BT Alex Brown Incorporated                                                                        %
FBO 495-21922-11
P.O. Box 1346
Baltimore, MD 21203-1346

BT Alex Brown Incorporated                                                                       %
FBO 495-18067-12
P.O. Box 1346
Baltimore, MD 21203-1346

----------

**   Beneficial ownership of shares is disclaimed by record account holder.

SHAREHOLDER                                                           SHARES OWNED         PERCENTAGE
------------                                                          ------------         -----------

ESC STRATEGIC SMALL CAP II FUND - CLASS A none

ESC STRATEGIC SMALL CAP II FUND - CLASS D none

VOTING RIGHTS

     Under the Articles of Incorporation, the Company is not required to hold annual meetings of each Fund's shareholders to elect Directors or for other purposes. It is not anticipated that the Company will hold shareholders' meetings unless required by law or the Articles of Incorporation. In this regard, the retention of a new investment adviser for the Company, or a new Manager with respect to a Fund, requires approval both by a majority of the Company's directors, including a majority of its directors who are not parties to such contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, and by a vote of a majority of the outstanding voting securities of the Company or Fund, as applicable. For this purpose, the "vote of a majority of the outstanding voting securities" of the Company or a Fund, as applicable, means the vote of the lesser of (1) 67% of the shares of the Company or Fund, as applicable, if the holders of more than 50% of the outstanding shares of the Company or Fund, as applicable, are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Company or Fund, as applicable. The Company received an order from the Securities and Exchange Commission that permits it to retain new Managers and to approve amendments of agreements with Managers without obtaining shareholder approval, unless they are affiliated with the Adviser. Additionally, the Company will be required to hold a meeting to elect Directors to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Directors have been elected by the shareholders of the Company. In addition, the Articles of Incorporation provide that the holders of not less than a majority of the outstanding shares of the Company may remove persons serving as Director.

     The Company's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Directors, in which case the holders of the remaining shares would not be able to elect any Directors.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Union Bank of California, 475 Sansome Street, San Francisco, California 94111, acts as custodian of the Company's assets, but plays no role in making decisions as to the purchase or sale of portfolio securities for the Funds.


BISYS Fund Services, Inc., a subsidiary of The BISYS Group, Inc. ("BFSI") succeeded Furman Selz LLC as Transfer Agent and Fund Accountant to the funds effective November 9, 1996. Pursuant to a Transfer Agency Agreement between the Company and BFSI, BFSI provides the Company with transfer and dividend disbursing agent services, for which it receives a fee of $15.00 per account per year subject to a required minimum fee of $15,000 for each Fund, plus out-of-pocket expenses. For the period ended March 31, 1999, BFSI, as Transfer Agent, was entitled to and received fees in the amount of $_____, $_____, $_____, $_____, $_____ and $_____ for the Income, International Equity, Appreciation, Small Cap and Small Cap II Funds, respectively.

     Pursuant to a Fund Accounting Agreement between the Company and BFSI, BFSI assists the Company in calculating net asset values and provides certain other accounting services for each Fund described therein, for an annual fee of $30,000 per Fund plus out-of-pocket expenses. For the period ended March 31, 1999, BFSI, as Fund Accountant, earned for fund accounting services excluding out-of-pocket expenses for each of the

Income, International Equity, Small Cap, Appreciation and Small Cap II Funds.


YIELD AND PERFORMANCE INFORMATION

     The Funds may, from time to time, include their yield, effective yield, and average annual total return in advertisements or reports to shareholders or prospective investors.

     Quotations of yield for each class of shares of the Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued with respect to that class during a period ("net investment income"), and will be computed by dividing net investment income for the class by the maximum offering price per share of that class on the last day of the period, according to the following formula:

     YIELD = 2[(a-b + 1)(6)-1]
                  cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share of the class on the last day of the period.

     The 30-day yield for the period ended March 31, 1999 was _____% and _____% for Class A and Class D shares of the Income Fund, respectively.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in each class of shares of a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

     P (1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return for the class, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund and class-specific expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Quotations of yield and total return will reflect only the performance of a hypothetical investment in a class of shares of the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of the Fund's (and classes') expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.


     For the period April 25, 1994, May 4, 1994, May 12, 1994, June 8, 1994,
July 6, 1994, January 28, 1997 (commencement of operations) and May 7, 1997 (commencement of operations), respectively through March 31, 1999, the average annual total returns for Class A shares were as follows: _____% for the Income Fund, _____% for the International Equity Fund, _____% for the Small Cap Fund, _____% for the Appreciation Fund, and _____% for the Small Cap II Fund.

For the period May 4, 1994, May 12, 1994, June 8, 1994, July 6, 1994, and January 28, 1997 (commencement of operations) and May 7, 1997 (commencement of operations), respectively through March 31, 1999, the average annual total returns for Class D shares were as follows: 5.44% for the Income Fund, 10.11% for the International Equity Fund, 29.00% for the Small Cap Fund, 23.34% for the Appreciation Fund and 33.89% for the Small Cap II Fund.

     For year ended March 31, 1999, the annual total return for Class A shares were as follows: _____% for the Income Fund, _____% for the International Equity Fund, _____% for the Small Cap Fund, _____% for the Appreciation Fund and _____% for the Small Cap II Fund. For the year ended March 31, 1999, the annual total return for Class D shares were as follows: _____% for the Income Fund, _____% for the International Equity Fund, _____% for the Small Cap Fund, _____% for the Appreciation Fund and _____% for the Small Cap II Fund.


     In connection with communicating its yields or total return to current or prospective unit holders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund.

     Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service
Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and average annual total return of the Funds for those investors.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers, LLP ("PWC") serves as the independent accountants for the Company. PWC provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.

COUNSEL

     Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C., 20006-2401, passes upon certain legal matters in connection with the shares offered by the Company and also acts as Counsel to the Company.

REGISTRATION STATEMENT

     This SAI and the Prospectus do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The

Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


FINANCIAL STATEMENTS


     The Report of Independent Accountants and audited financial statements of the Funds included in their Annual Report for the period ended March 31, 1999 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to ESC Strategic Funds, Inc., P.O. Box 182487, Columbus, Ohio 43218-2487 or telephoning (800) 261-FUND (3863).


     The financial statements incorporated by reference into this Statement of Additional Information have been audited by PWC, independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

APPENDIX

DESCRIPTION OF BOND RATINGS
DESCRIPTION OF MOODY'S BOND RATINGS:

Excerpts from Moody's description of its bond ratings are listed as follows: AAA -- judged to be the best quality and they carry the smallest degree of investment risk; AA -- judged to be of high quality by all standards -- together with the AAA group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -- interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA -- judged to have speculative elements, their future cannot be considered as well assured; B -- generally lack characteristics of the desirable investment; CAA -- are of poor standing -- such issues may be in default or there may be present elements of danger with respect to principal or interest; CA -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

Excerpts from S&P's description of its bond ratings are listed as follows: AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D -- interest or principal payments are in default.

S&P applies indicators "+," no character, and " - " to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM MUNICIPAL OBLIGATIONS:

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG or VMIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity. Ratings categories for securities in these groups are as follows: MIG 1/VMIG 1 -- denotes best quality, there is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG 2/VMIG 2 -- denotes high quality, margins of protection are ample although not as large as in the preceding group; MIG 3/VMIG 3 -- denotes high quality, all security elements are accounted for but there is lacking the undeniable strength of the preceding grades; MIG 4/VMIG 4 -- denotes adequate quality, protection commonly regarded as required of an investment security is present, but there is specific risk; SQ -- denotes speculative quality, instruments in this category lack margins of protection.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

Excerpts from Moody's commercial paper ratings are listed as follows: PRIME-1 -- issuers (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations; PRIME-2 -- issuers (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations; PRIME-3 -- issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations; NOT PRIME -- issuers do not fall within any of the Prime categories.

DESCRIPTION OF S&P'S RATINGS FOR CORPORATE AND MUNICIPAL BONDS:

INVESTMENT GRADE RATINGS: AAA -- the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A -- has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal -- whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATINGS: BB, B, CCC, CC, C -- debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal -- while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI -- reserved for income bonds on which no interest is being paid; D -- in default, and payment of interest and/or repayment of principal is in arrears. PLUS (+) OR MINUS (-) -- the ratings from "AA" to "CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATING FOR MUNICIPAL NOTES AND SHORT-TERM MUNICIPAL DEMAND OBLIGATIONS

Rating categories are as follows: SP-1 -- has a very strong or strong capacity to pay principal and interest -- those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation; SP-2 -- has a satisfactory capacity to pay principal and interest; SP-3 -- issues carrying this designation have a speculative capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR SHORT-TERM CORPORATE DEMAND OBLIGATIONS AND COMMERCIAL PAPER:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 -- the degree of safety regarding timely payment is strong -- those issues determined to possess extremely strong safety characteristics will be denoted with a plus ( + ) designation; A-2 -- capacity for timely payment is satisfactory -- however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 -- has adequate capacity for timely payment -- however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B -- regarded as having only speculative capacity for timely payment; C -- a doubtful capacity for payment; D -- in payment default -- the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

PART C. OTHER INFORMATION



ITEM 23. EXHIBITS

(a)(1) Articles of Incorporation of Registrant.  (1)
(a)(2) Certificate of Correction.  (1)
(a)(3) Articles of Amendment.  (Small Cap II) (5)
(b)    By-laws of Registrant.  (1)
(c)    Specimen certificates of shares of common stock of Registrant.  (1)
(d)(1) Investment Advisory Agreement.  (6)
(d)(2) Portfolio Management Agreement for ESC Strategic Small Cap II Fund.  (4)
(d)(3) Portfolio Management Agreement for other Funds of Registrant.  (2)
(d)(4) Portfolio Management Agreement with Cincinnati Asset Management, Inc. (2)
(e)(1) Master Distribution Contract.  (2)
(e)(2) Distribution Contract Supplements for ESC Strategic Small Cap II  (4)
(e)(3) Distribution Contract Supplements for other Funds of Registrant.  (2)
(e)(4) Form of Dealer and Selling Group Agreement.  (1)
(e)(5) Form of Escrow Agreement.  (1)
(f)    N/A
(g)    Custody Agreement.  (2)
(h)(1) Administrative Services Contract.  (5)
(h)(2) Transfer Agency Agreement.  (5)
(h)(3) Sub-Transfer Agency Agreement.  (2)
(h)(4) Accounting Agent Contract.  (5)
(h)(5) Form of Services Agreement.  (1)
(i)    Opinion of Counsel.  (1)
(j)    Consent of Independent Accountants *
(k)    Omitted Financial Statements N/A
(l)(1) Purchase Agreement.  (2)
(l)(2) Purchase Agreement for ESC Strategic Small Cap II. (5)
(m)    Form of Master Distribution Plan.  (1)
       Forms of Distribution Plan Supplement.  (1)
(n)    Financial Data Schedule *
(o)    Multi-Class Plan, as amended January 14, 1997 (5)
(p)    Power of Attorney in favor of Jeffrey L. Steele. (1)
--------------------------------------------------------------------------------
 *   To be filed by post-effective amendment.

(1) Filed with Pre-Effective Amendment No. 3, April 5, 1994, and are incorporated herein by reference.
(2) Filed with Post-Effective Amendment No. 2, July 28, 1995, and are incorporated herein by reference.
(3) Filed with Post-Effective Amendment No. 3, July 26, 1996, and are incorporated herein by reference.
(4) Filed with Post-Effective Amendment No. 6, December 5, 1996 and are incorporated herein by reference.
(5) Filed with Post-Effective Amendment No. 7, February 18, 1997 and are incorporated herein by reference.
(6) Filed with Post-Effective Amendment No. 8, July 29, 1997 and are incorporated herein by reference.



ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None.

ITEM 25.  IDEMNIFICATION.

Reference is made to Article VII of Registrant's Articles of Incorporation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Investment Company Act of 1940 and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act of 1940 and will be governed by the final adjudication of such issues.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

     SunTrust Equitable Securities, the investment adviser to ESC Strategic Funds, Inc., is a New York Stock Exchange member investment banking and securities brokerage firm. The names of SunTrust Equitable Securities' directors and officers and their business and other connections for at least the past two years are as follows: (1)


                                                            BUSINESS AND
NAME                              TITLE                     OTHER CONNECTIONS
----                              -----                     -----------------
William H. Cammack, Sr.           Chairman, Managing        Position with
                                  Director and Director     Equitable Securities
                                                            Corporation, 1972 to
                                                            present; Director
                                                            and President ESC
                                                            Strategic Funds,
                                                            Inc., 1994 to
                                                            present.

Katie H. Gambill                  President, Head of        Position with
                                  Equity Capital            Equitable
                                  Markets, Managing         Securities
                                  Director and Director     Corporation, 1972 to
                                                            present.

William P. Johnston               Chief Executive           Position with
                                  Officer, Managing         Equitable
                                  Director and Director     Securities Corporation,
                                                            1987 to present.

Hershel L. Smith, Jr.             Chief Financial           Position with
                                  Officer, Chief            Equitable
                                  Operations Officer        Securities
                                  and Managing Director     Corporation, 1986 to
                                                            present.

Tom R. Steele                     Managing Director and     Position with
                                  Director                  Equitable Securities
                                                            Corporation, 1988 to
                                                            present.

W. Howard Cammack, Jr.            Managing Director and     Position with
                                  Director                  Equitable Securities
                                                            Corporation, 1979 to
                                                            present; Director
                                                            and Treasurer, ESC
                                                            Strategic Funds,
                                                            Inc., 1994 to
                                                            present.


Raymond H. Pirtle, Jr.            Managing Director         Position with
                                                            Equitable Securities
                                                            Corporation, 1989 to
                                                            present

Stephen S. Riven                  Managing Director         Position with
                                                            Equitable Securities
                                                            Corporation, 1989 to
                                                            present

Roger T. Briggs, Jr.              Managing Director         Position with
                                                            Equitable Securities
                                                            Corporation, 1995 to
                                                            present

(1) THE ADDRESS OF ALL DIRECTORS AND OFFICERS OF SUNTRUST EQUITABLE SECURITIES IS 800 NASHVILLE CITY CENTER, NASHVILLE, TENNESSEE 37279-1743.


ITEM 27.  PRINCIPAL UNDERWRITER

(a). BISYS Fund Services Limited Partnership acts as Distributor/Underwriter for other registered investment companies:

         Allianz Funds
         Alpine Equity Trust
         American Performance Funds
         AmSouth Mutual Funds
         The BB&T Mutual Funds Group
         The Coventry Group
         The Eureka Funds
         Governor Funds
         Fifth Third Funds
         Hirtle Callaghan Trust
         HSBC Funds Trust and HSBC Mutual Funds Trust
         INTRUST Funds Trust
         The Infinity Mutual Funds, Inc.
         The Kent Funds
         Magna Funds
         Meyers Investment Trust
         Mercantile Mutual Funds
         MMA Praxis Mutual Funds
         M.S.D.&T. Funds
         Pacific Capital Funds
         The Parkstone Advantage Fund
         Puget Sound Alternative Investment Series Trust
         Republic Advisor Funds Trust
         Republic Funds Trust
         Sefton Fund Trust
         SSgA International Liquidity Fund
         Summit Investment Trust
         Variable Insurance Funds
         The Victory Portfolios
         The Victory Variable Insurance Funds
         Vintage Mutual Funds, Inc.

(b)      Officers and Directors.

Name and Principal               Positions and                 Position
Business Address             Offices with Registrant       with Underwriter
------------------           -----------------------       ----------------
BISYS Fund Services, Inc.           None                   Sole General Partner
3435 Stelzer Road
Columbus, Ohio 43219

WC Subsidiary Corporation           None                   Sole Limited Partner
150 Clove Road
Little Falls, New Jersey

(c) No person affiliated with the principal underwriter holds any position or offices with the Trust.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

(1) SunTrust Equitable Securities, 800 Nashville City Center, Nashville, Tennessee 37219-1743 (records relating to its functions as investment adviser).

(2) BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator, transfer agent, fund accountant and distributor).

(3) Dechert, Price & Rhoads, 1775 Eye Street NW, Washington, DC 20006-2401 (Registrant's Agreement and Declaration of Trust, and Code of Regulations).


ITEM 29.  MANAGEMENT SERVICES

     Not applicable.


ITEM 30.  UNDERTAKINGS

(a)  Not applicable.

(b) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Post-Effective Amendment No. 12 to Registrant's Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Columbus, Ohio on the 26th day of May, 1999.

                                            ESC STRATEGIC FUNDS, INC.

                                            By: /s/ R. Jeffrey Young
                                            ---------------------------

                                            R. Jeffrey Young
                                            ---------------------------
                                            President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 12 to Registrant's Registration Statement has been signed by the following persons in the capacities indicated on the date indicated.

SIGNATURE                                            TITLE
---------                                            -----

By: /s/ R. Jeffrey Young
------------------------
R. Jeffrey Young                                     President

By: /s/ Martin R. Dean
------------------------
Martin R. Dean                                       Treasurer

/s/      *
-----------------------
William H. Cammack, Jr.                              Director

/s/      *
-----------------------
J. Bransford Wallace                                 Director

/s/      *
-----------------------
Brownlee O. Currey, Jr.                              Director

/s/      *
-----------------------
E. Townes Duncan                                     Director


*By: /s/ Jeffrey L. Steele
--------------------------
Jeffrey L. Steele
Attorney-in-Fact